                     AMENDED AND RESTATED CREDIT AGREEMENT
                        (SUPPLEMENTAL CREDIT AGREEMENT)

                                     among

                                 CHATTEM, INC.,

                                  as Borrower,

                       DOMESTIC SUBSIDIARIES OF BORROWER,

                                 as Guarantors,

                         THE LENDERS IDENTIFIED HEREIN,

                                      AND

                               NATIONSBANK, N.A.,

                                    as Agent

                         DATED AS OF DECEMBER 21, 1998

                               TABLE OF CONTENTS


SECTION 1  DEFINITIONS AND ACCOUNTING TERMS................................  2
           --------------------------------
     1.1 Definitions.......................................................  2
         -----------
     1.2 Computation of Time Periods and Other Definitional Provisions.....  6
         -------------------------------------------------------------
     1.3 Accounting Terms..................................................  7
         ----------------
SECTION 2   CREDIT FACILITIES..............................................  7
            -----------------
     2.1 Term Loans........................................................  7
         ----------
     2.2 Continuations and Conversions.....................................  9
         -----------------------------
     2.3 Minimum Amounts...................................................  9
         ---------------
     2.4 Notes.............................................................  9
         -----
SECTION 3  GENERAL PROVISIONS APPLICABLE TO LOANS.......................... 10
           --------------------------------------
     3.1 Interest.......................................................... 10
         --------
     3.2 Place and Manner of Payments...................................... 10
         ----------------------------
     3.3 Prepayments....................................................... 11
         -----------
     3.4 Fees.............................................................. 12
         ----
     3.5 Payment in full at Maturity....................................... 12
         ---------------------------
     3.7 Pro Rata Treatment................................................ 13
         ------------------
     3.8 Allocation of Payments After Event of Default..................... 14
         ---------------------------------------------
     3.9 Sharing of Payments............................................... 14
         -------------------
     3.10 Capital Adequacy................................................. 15
          ----------------
     3.11 Inability To Determine Interest Rate............................. 16
          ------------------------------------
     3.12 Illegality....................................................... 16
          ----------
     3.13 Requirements of Law.............................................. 16
          -------------------
     3.14 Taxes............................................................ 18
          -----
     3.15 Indemnity........................................................ 20
          ---------
     3.16 Replacement of Lenders........................................... 21
          ----------------------
SECTION 4  GUARANTY........................................................ 21
           --------
     4.1 Guaranty of Payment............................................... 21
         -------------------
     4.2 Obligations Unconditional......................................... 21
         -------------------------
     4.3 Modifications..................................................... 22
         -------------
     4.4 Waiver of Rights.................................................. 23
         ----------------
     4.5 Reinstatement..................................................... 23
         -------------
     4.6 Remedies.......................................................... 23
         --------
     4.7 Limitation of Guaranty............................................ 24
         ----------------------
     4.8 Rights of Contribution............................................ 24
         ----------------------
SECTION 5  CONDITIONS TO EXTENSIONS OF CREDIT.............................. 25
           ----------------------------------
     5.1 Conditions to Extensions of Credit................................ 25
         ----------------------------------
SECTION 6  REPRESENTATIONS AND WARRANTIES.................................. 25
           ------------------------------
     6.1 Financial Condition............................................... 25
         -------------------
     6.2 No Material Change................................................ 26
         ------------------
     6.3 Organization and Good Standing.................................... 26
         ------------------------------
     6.4 Due Authorization................................................. 26
         -----------------
     6.5 No Conflicts...................................................... 26
         ------------
     6.6 Consents.......................................................... 27
         --------

     6.7 Enforceable Obligations........................................... 27
         -----------------------
     6.8 No Default........................................................ 27
         ----------
     6.9 Ownership......................................................... 27
         ---------
     6.10 Indebtedness..................................................... 27
          ------------
     6.11 Litigation....................................................... 28
          ----------
     6.12 Taxes............................................................ 28
          -----
     6.13 Compliance with Law.............................................. 28
          -------------------
     6.14 ERISA............................................................ 28
          -----
     6.15 Subsidiaries..................................................... 29
          ------------
     6.16 Use of Proceeds; Margin Stock.................................... 30
          -----------------------------
     6.17 Government Regulation............................................ 30
          ---------------------
     6.18 Environmental Matters............................................ 30
          ---------------------
     6.19 Intellectual Property............................................ 32
          ---------------------
     6.20 Solvency......................................................... 32
          --------
     6.21 Investments...................................................... 32
          -----------
     6.22 No Financing of Corporate Takeovers.............................. 32
          -----------------------------------
     6.23 Location of Collateral........................................... 32
          ----------------------
     6.24 Disclosure....................................................... 33
          ----------
     6.25 Licenses, etc.................................................... 33
          --------------
     6.26 No Burdensome Restrictions....................................... 33
          --------------------------
     6.27 Brokers' Fees.................................................... 33
          -------------
     6.28 Labor Matters.................................................... 33
          -------------
     6.29 Collateral Documents............................................. 34
          --------------------
     6.30 Related Transactions............................................. 34
          --------------------
     6.31 Representations and Warranties Incorporated
          from Purchase Agreement.......................................... 34
          -----------------------
     6.32 Senior Debt...................................................... 34
          -----------
     6.33 Year 2000 Compliance............................................. 34
          --------------------
SECTION 7  AFFIRMATIVE COVENANTS........................................... 35
           ---------------------
     7.1 Information Covenants............................................. 35
         ---------------------
     7.2 Preservation of Existence and Franchises.......................... 39
         ----------------------------------------
     7.3 Books and Records................................................. 39
         -----------------
     7.4 Compliance with Law............................................... 39
         -------------------
     7.5 Payment of Taxes and Other Indebtedness........................... 39
         ---------------------------------------
     7.6 Insurance......................................................... 40
         ---------
     7.7 Maintenance of Property........................................... 41
         -----------------------
     7.8 Performance of Obligations........................................ 41
         --------------------------
     7.9 Collateral........................................................ 41
         ----------
     7.10 Use of Proceeds.................................................. 41
          ---------------
     7.11 Audits/Inspections............................................... 41
          ------------------
     7.12 Financial Covenants.............................................. 42
          -------------------
     7.13 Additional Credit Parties........................................ 44
          -------------------------
     7.14 Ownership of Subsidiaries........................................ 44
          -------------------------
     7.15 Appraisal Reports................................................ 44
          -----------------
     7.16 Year 2000 Compatibility.......................................... 45
          -----------------------
     7.17 Post-Closing Matters............................................. 45
          --------------------
SECTION 8  NEGATIVE COVENANTS.............................................. 45
           ------------------

     8.1 Indebtedness...................................................... 45
         ------------
     8.2 Liens............................................................. 46
         -----
     8.3 Nature of Business................................................ 46
         ------------------
     8.4 Consolidation and Merger.......................................... 47
         ------------------------
     8.5 Sale or Lease of Assets........................................... 47
         -----------------------
     8.6 Advances, Investments and Loans................................... 48
         -------------------------------
     8.7 Dividends......................................................... 48
         ---------
     8.8 Transactions with Affiliates...................................... 48
         ----------------------------
     8.9 Fiscal Year; Organizational Documents............................. 48
         -------------------------------------
     8.10 Prepayments of Indebtedness...................................... 48
          ---------------------------
     8.11 Subordinated Debt................................................ 49
          -----------------
     8.12 Limitations...................................................... 49
          -----------
     8.13 Sale Leasebacks.................................................. 49
          ---------------
     8.14 Negative Pledges................................................. 50
          ----------------
     8.15 Capital Expenditures............................................. 50
          --------------------
     8.16 Operating Leases................................................. 50
          ----------------
     8.17 Payment Blockage Notice.......................................... 50
          ------------------------
SECTION 9  EVENTS OF DEFAULT............................................... 51
           -----------------
     9.1 Events of Default................................................. 51
         -----------------
     9.2 Acceleration; Remedies............................................ 54
         ----------------------
SECTION 10  AGENCY PROVISIONS.............................................. 55
            -----------------
     10.1 Appointment...................................................... 55
          -----------
     10.2 Delegation of Duties............................................. 55
          --------------------
     10.3 Exculpatory Provisions........................................... 56
          ----------------------
     10.4 Reliance on Communications....................................... 56
          --------------------------
     10.5 Notice of Default................................................ 57
          -----------------
     10.6 Non-Reliance on Agent and Other Lenders.......................... 57
          ---------------------------------------
     10.7 Indemnification.................................................. 57
          ---------------
     10.8 Agent in Its Individual Capacity................................. 58
          --------------------------------
     10.9 Successor Agent.................................................. 58
          ---------------
SECTION 11  MISCELLANEOUS.................................................. 59
           --------------
     11.1 Notices.......................................................... 59
          -------
     11.2 Right of Set-Off................................................. 59
          ----------------
     11.3 Benefit of Agreement............................................. 59
          --------------------
     11.4 No Waiver; Remedies Cumulative................................... 62
          ------------------------------
     11.5 Payment of Expenses; Indemnification............................. 63
          ------------------------------------
     11.6 Amendments, Waivers and Consents................................. 63
          --------------------------------
     11.7 Counterparts..................................................... 65
          ------------
     11.8 Headings......................................................... 65
          --------
     11.9 Defaulting Lender................................................ 65
          -----------------
     11.10 Survival of Indemnification and Representations
           and Warranties.................................................. 65
           --------------
     11.11 Governing Law; Venue............................................ 65
           --------------------
     11.12 Waiver of Jury Trial............................................ 66
           --------------------
     11.13 Time............................................................ 66
           ----
     11.14 Severability.................................................... 66
           ------------
     11.15 Entirety........................................................ 67
           --------

     11.16 Binding Effect; Amendment and Restatement of Prior
           --------------------------------------------------
           Supplemental Credit Agreement; Further Assurances............... 67
           -------------------------------------------------


SCHEDULES
---------
Schedule 1.1(a)   Commitment Percentages
Schedule 1.1(b)   Existing Permitted Investments
Schedule 6.10     Indebtedness
Schedule 6.11     Litigation
Schedule 6.15     Subsidiaries
Schedule 6.18     Environmental Matters
Schedule 6.19     Intellectual Property
Schedule 6.23(a)  Real Property Locations
Schedule 6.23(b)  Personal Property Locations
Schedule 6.23(c)  Chief Executive Offices
Schedule 7.6      Insurance
Schedule 8.2      Liens
Schedule 8.8      Affiliate Transactions
Schedule 11.1     Notices


EXHIBITS
--------
Exhibit 2.2       Form of Notice of Continuation/Conversion
Exhibit 2.4       Form of Term Loan Note
Exhibit 7.1(d)    Form of Officer's Certificate
Exhibit 7.13      Form of Joinder Agreement
Exhibit 11.3      Form of Assignment Agreement

                     AMENDED AND RESTATED CREDIT AGREEMENT
                         (SUPPLEMENTAL CREDIT FACILITY)


  THIS AMENDED AND RESTATED CREDIT AGREEMENT (this "Credit Agreement"), is
                                                    ----------------
entered into as of December 21, 1998 among CHATTEM, INC., a Tennessee corporation (the "Borrower"), each of the Borrower's Domestic Subsidiaries,
                  --------
individually a "Guarantor" and collectively the "Guarantors"), the Supplemental
                ---------                        ----------
Credit Lenders (as defined herein), and NATIONSBANK, N.A., as agent for the Supplemental Credit Lenders (in such capacity, the "Agent").
                                                    -----

                                 RECITALS

  WHEREAS, the Borrower and the Guarantors are party to a Credit Agreement (the "New Credit Agreement") dated as of the date hereof pursuant to which
 --------------------
NationsBank, N.A. (successor by merger to NationsBank of Tennessee, N.A.), as agent, and certain other lenders named therein have agreed to amend and restate the terms and conditions of that certain Credit Agreement dated as of March 24, 1998 (as amended or modified from time to time, the "Existing New Credit
                                                     -------------------
Agreement").  The Existing New Credit Agreement replaced and refinanced the
---------
credit facilities provided by the lenders pursuant to that certain Credit Agreement dated as of June 26, 1997 (as amended or modified from time to time, the "1997 New Credit Agreement"). The 1997 New Credit Agreement replaced and
     -------------------------
refinanced the credit facilities provided by the lenders pursuant to that certain Credit Agreement dated as of April 26, 1996 (as amended or modified from time to time, the "1996 New Credit Agreement"). The credit facilities provided
                   -------------------------
pursuant to the 1996 New Credit Agreement replaced and refinanced the credit facilities provided to the Borrower by the First National Bank of Chicago, as agent and certain other lenders under the credit agreements dated as of June 17, 1994;

  WHEREAS, that certain Indenture dated as of August 3, 1994 among the Borrower, as issuer, Signal Investment & Management Co., as guarantor, and SouthTrust Bank of Alabama, National Association, as trustee (as the same may be modified, supplemented or amended from time to time, the "Indenture"), permits the
                                                ---------
Borrower to incur additional indebtedness that will be considered Senior Debt (as defined in the Indenture) upon the satisfaction of a financial test set forth in the Indenture;

  WHEREAS, the Borrower, the Guarantors, the lenders named therein and NationsBank, N.A., as agent are currently parties to that certain Credit Agreement dated as of March 24, 1998 (as amended or modified from time to time, the "Existing Supplemental Credit Agreement");
     --------------------------------------

  WHEREAS, the Borrower and the Guarantors have requested that the Supplemental Credit Lenders, in addition to amending and restating the Existing New Credit Agreement pursuant to the terms of the New Credit Agreement, amend and restate the Existing Supplemental Credit Agreement for the purpose of amending and restating the existing indebtedness evidenced by the Existing Supplemental Credit Agreement and increasing the credit facilities evidenced by the Existing Supplemental Credit Agreement to an aggregate principal amount of $115,000,000;

  WHEREAS, the Supplemental Credit Lenders have agreed to amend and restate the terms and conditions of the Existing Supplemental Credit Agreement on the terms and conditions hereinafter set forth, including without limitation evidence that the additional indebtedness incurred hereunder will constitute Senior Debt (as defined in the Indenture) upon the incurrence thereof in accordance with the request of the Borrower and the Guarantors.

  NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


                                   SECTION 1

                       DEFINITIONS AND ACCOUNTING TERMS
                       --------------------------------

  1.1  DEFINITIONS.
       -----------

  Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the New Credit Agreement. In addition, the following terms shall have the following meanings:

    "Additional Credit Party" means each Person that becomes a Guarantor after
     -----------------------
  the Closing Date, as provided in Section 7.13.

    "Agent" means NationsBank, N.A. or any successor administrative agent
     -----
  appointed pursuant to Section 10.9.

    "Applicable Percentage" means for purposes of calculating the applicable
     ---------------------
  interest rate for any day for Term Loans, the appropriate applicable percentages corresponding to the Senior Leverage Ratio in effect as of the most recent Calculation Date as shown below:

===================================================================================
                                                        Applicable
                                                        Percentage     Applicable
                                                           For       Percentage For
Pricing             Senior Leverage                     Eurodollar      Base Rate
 Level                   Ratio                            Loans           Loans
-----------------------------------------------------------------------------------
   I         Less than 1.0 to 1.0                         2.00%           0.50%
-----------------------------------------------------------------------------------
  II         Greater than or equal to 1.0 to 1.0          2.25%           0.75%
             but less than 1.50 to 1.0
-----------------------------------------------------------------------------------
 III         Greater than or equal to 1.50 to 1.0         2.50%           1.00%
             but less than 2.0 to 1.0
-----------------------------------------------------------------------------------
  IV         Greater than or equal to 2.0 to 1.0          2.75%           1.25%
===================================================================================

  The Applicable Percentage for Term Loans shall be determined and adjusted quarterly on the date (each a "Calculation Date") five Business Days after
                                 ----------------
  the date by which the Borrower is required to provide the officer's certificate in accordance with the provisions of Section 7.1(d); provided, however that (i) until such time as the Borrower provides the officer's certificate in accordance with Section 7.1(d) following the end of fiscal year 1998, the Applicable Percentage for the Term Loans shall be based on Pricing Level III (as shown above) and shall remain at Pricing Level III until the first Calculation Date subsequent to the Closing Date and, thereafter, the Applicable Percentage for the Term Loans shall be determined by the then current Senior Leverage Ratio, and (ii) if the Borrower fails to provide the officer's certificate required by Section 7.1(d) on or before the most recent Calculation Date or fails to deliver a copy of such officer's certificate to the Agency Services Address as required by Section 7.1(d), the Applicable Percentage for Term Loans from such Calculation Date shall be based on Pricing Level IV until such time that an appropriate officer's certificate is provided whereupon the Applicable Percentage shall be determined by the then current Senior Leverage Ratio. Each Applicable Percentage shall be effective from one Calculation Date until the next Calculation Date. Any adjustment in the Applicable Percentage shall be applicable to all existing Term Loans as well as any new Term Loans made or issued.

    "Borrower" means the Person identified as such in the heading hereof,
     --------
  together with any successors and permitted assigns.

    "Calculation Date" has the meaning set forth in the definition of Applicable
     ----------------
  Percentage.

    "Closing Date" means the date hereof.
     ------------

    "Commitments" means the Revolving Committed Amount and the Term Loan
     -----------
  Committed Amount.

    "Credit Documents" means collectively, the Supplemental Credit Documents and
     ----------------
  the New Credit Agreement Documents.

    "Credit Party Obligations" means, without duplication, (a) all of the
     ------------------------
  obligations of the Credit Parties to the Supplemental Credit Lenders and the Agent, whenever arising, under this Credit Agreement, the Term Loan Notes, the Collateral Documents or any of the other Supplemental Credit Documents to which the Borrower or any other Credit Party is a party (including, but not limited to, any interest accruing after the occurrence of a Bankruptcy Event with respect to any Credit Party, regardless of whether such interest is an allowed claim under the Bankruptcy Code) and (b) all liabilities and obligations owing from a Credit Party to any Supplemental Credit Lender, or any Affiliate of a Supplemental Credit Lender, arising under interest rate protection agreements, foreign currency exchange agreements, commodity purchase or option agreements or other interest or exchange rate or commodity price hedging agreements (collectively, the "Hedging Agreements").
                                               ------------------

    "Default" means any event, act or condition which with notice or lapse of
     -------
  time, or both, would constitute an Event of Default.

    "Defaulting Lender" means, at any time, any Lender that, at such time (a)
     -----------------
  has failed to make a Loan or purchase a Participation Interest required pursuant to the terms of this Credit Agreement or the New Credit Agreement,
  (b) has failed to pay to the Agent or any Lender an amount owned by such Lender pursuant to the terms of this Credit Agreement or the New Credit Agreement or (c) has been deemed insolvent or has become subject to a bankruptcy or insolvency proceeding or to a receiver or similar official.

    "Effective Date" means the date on which the conditions set forth in Section
     --------------
  5.1 of the New Credit Agreement shall have been fulfilled (or waived in the sole discretion of the Lenders) and on which the initial Loans shall have been made.

    "Event of Default" has the meaning specified in Section 9.1.
     ----------------

    "Extension of Credit" means, as to any Lender, the making of a Loan by such
     -------------------
  Lender (or a participation therein by a Lender).

    "GAAP" means generally accepted accounting principles in the United States
     ----
  applied on a consistent basis and subject to Section 1.3.

    "Guarantor" means each of the Domestic Subsidiaries of the Borrower and each
     ---------
  Additional Credit Party which has executed a Joinder Agreement, together with their successors and assigns.

    "Hedging Agreements"  has the meaning set forth in the definition of Credit
     ------------------
  Party Obligations.

    "Interest Payment Date" means (a) as to Base Rate Loans, the last Business
     ---------------------
  Day of each fiscal quarter of the Borrower and on the Term Loan Maturity Date and (b) as to Eurodollar Loans, on the last day of each applicable Interest Period and on the Term Loan Maturity Date and in addition if the Interest Period for a Eurodollar Loan is more than 3 months, then at 3 month intervals beginning on the date 3 months from the beginning of the Interest Period.

    "Interest Period" means as to Eurodollar Loans, a period of one, two, three,
     ---------------
  six and twelve months' duration, as the Borrower may elect, commencing, in each case, on the date of the borrowing (including continuations and conversions thereof); provided, however, (a) if any Interest Period would end on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day (except that where the next succeeding Business Day falls in the next succeeding calendar month, then on the next preceding Business Day), (b) no Interest Period shall extend beyond the Term Loan Maturity Date, (c) no Interest Period shall extend beyond any Principal Amortization Payment Date unless the portion of the Term Loans comprised of Base Rate Loans together with the portion of the Term Loans comprised of Eurodollar Loans with Interest Periods expiring prior to such Principal Amortization Payment Date, is at least equal to the amount of such Principal Amortization Payment due on such date and (d) where an Interest Period begins on a day for which there is no numerically corresponding day in the calendar month in which the Interest Period is to end, such Interest Period shall end on the last Business Day of such calendar month.

    "Joinder Agreement" means a Joinder Agreement substantially in the form of
     -----------------
  Exhibit 7.13.
  ------------

    "Lender" means collectively, the Supplemental Credit Lenders and the New
     ------
  Credit Agreement Lenders.

    "Loan" or "Loans" means the Revolving Loans, the Swingline Loans and/or the
     ----      -----
  Term Loans (or a portion of any Revolving Loan and/or the Term Loans), individually or collectively, as appropriate.

    "New Credit Agreement Documents" means the New Credit Agreement, the Notes
     ------------------------------
  (other than the Term Loan Notes), the Collateral Documents, the Fee Letter and all other related agreements and documents issued or delivered hereunder or thereunder or pursuant hereto or thereto.

    "New Credit Agreement Lenders" means any of the Persons identified as a "New
     ----------------------------
  Credit Agreement Lender" on the signature pages to the New Credit Agreement, and any Person which may become a New Credit Agreement Lender by way of assignment in accordance with the terms of the New Credit Agreement, together with their successors and permitted assigns.

    "Non-Excluded Taxes" has the meaning set forth in Section 3.14.
     ------------------

    "Note" or "Notes" means the Revolving Loan Notes, the Swingline Note
     ----      -----
  and/or the Term Loan Notes, individually or collectively, as appropriate.

    "Notice of Continuation/Conversion" means a request by the Borrower to
     ---------------------------------
  continue an existing Eurodollar Loan to a new Interest Period or to convert a Eurodollar Loan to a Base Rate Loan or a Base Rate Loan to a Eurodollar Loan, in the form of Exhibit 2.2.
                 -----------

    "Participation Interest" means the Extension of Credit by a Lender by way of
     ----------------------
  the purchase of a participation in any Loans as provided in Section 3.9.

    "Principal Amortization Payment" means a principal payment on the Term Loans
     ------------------------------
  as set forth in Section 2.1(d).

    "Principal Amortization Payment Date" means the date a Principal
     -----------------------------------
  Amortization Payment is due.

    "Required Lenders"  means Lenders whose aggregate Credit Exposure (as
     ----------------
  hereinafter defined) constitutes at least 51% of the Credit Exposure of all Lenders at such time; provided, however, that if any Lender shall be a Defaulting Lender at such time then there shall be excluded from the determination of Required Lenders the aggregate principal amount of Credit

  Exposure of such Lender at such time. For purposes of the preceding sentence, the term "Credit Exposure" as applied to each Lender shall mean (a) at any time prior to the termination of the Commitments, the sum of (i) the Revolving Loan Commitment Percentage of such Lender multiplied by the Revolving Committed Amount, plus (ii) the Term Loan Commitment Percentage of such Lender multiplied by the aggregate principal amount of Term Loans outstanding at such time and (b) at any time after the termination of the Commitments, the sum of the principal balance of the outstanding Loans of such Lender.

    "Supplemental Credit Documents" means this Credit Agreement, the Term Loan
     -----------------------------
  Notes, any Joinder Agreement, the Collateral Documents, the Fee Letter and all other related agreements and documents issued or delivered hereunder or thereunder.

    "Supplemental Credit Lenders" means any of the Persons identified as a
     ---------------------------
  "Supplemental Credit Lender" on the signature pages hereto, and any Person which may become a Supplemental Credit Lender by way of assignment in accordance with the terms hereof, together with their successors and permitted assigns.

    "Term Loan Committed Amount" means ONE HUNDRED FIFTEEN MILLION DOLLARS
     --------------------------
  ($115,000,000).

    "Term Loan Commitment Percentage" means for a Supplemental Credit Lender,
     -------------------------------
  the percentage identified as its Term Loan Commitment Percentage on Schedule 1.1(a) as such percentage may be modified in connection with any assignment made in accordance with the provisions of Section 11.3.

    "Term Loan Maturity Date" means December 21, 2003.
     -----------------------

    "Term Loan Note" or "Term Loan Notes" means the promissory notes of the
     --------------      ---------------
  Borrower in favor of the Supplemental Credit Lenders having a Term Loan Commitment Percentage evidencing the Term Loans provided pursuant to Section 2.1, individually or collectively, as appropriate, as such promissory notes may be amended, modified, supplemented, extended, renewed or replaced from time to time in the form of Exhibit 2.4(a).

    "Term Loans" means the Term Loans made to the Borrower pursuant to Section
     ----------
  2.1 hereof.

  1.2  COMPUTATION OF TIME PERIODS AND OTHER DEFINITIONAL PROVISIONS.
       -------------------------------------------------------------

  For purposes of computation of periods of time hereunder, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding." References in this Credit Agreement to "Articles", "Sections", "Schedules" or "Exhibits" shall be to Articles, Sections, Schedules or Exhibits of or to this Credit Agreement unless otherwise specifically provided.

  1.3  ACCOUNTING TERMS.
       ----------------

  Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Supplemental Credit Lenders hereunder shall be prepared, in accordance with GAAP applied on a consistent basis. All financial statements delivered to the Supplemental Credit Lenders hereunder shall be accompanied by a statement from the Borrower that GAAP has not changed since the most recent financial statements delivered by the Borrower to the Supplemental Credit Lenders or if GAAP has changed describing such changes in detail and explaining how such changes affect the financial statements. All calculations made for the purposes of determining compliance with this Credit Agreement shall (except as otherwise expressly provided herein) be made by application of GAAP applied on a basis consistent with the most recent annual or quarterly financial statements delivered pursuant to Section
7.1 (or, prior to the delivery of the first financial statements pursuant to Section 7.1, consistent with the financial statements described in Section 5.1(c) of the New Credit Agreement); provided, however, if (a) the Borrower shall object to determining such compliance on such basis at the time of delivery of such financial statements due to any change in GAAP or the rules promulgated with respect thereto or (b) either Agent or the Required Lenders shall so object in writing within 60 days after delivery of such financial statements (or after the Supplemental Credit Lenders have been informed of the change in GAAP affecting such financial statements, if later), then such calculations shall be made on a basis consistent with the most recent financial statements delivered by the Borrower to the Supplemental Credit Lenders as to which no such objection shall have been made.


                                   SECTION 2

                               CREDIT FACILITIES
                               -----------------

  2.1  TERM LOANS.
       ----------

    (a)  Term Loans.  The Credit Parties acknowledge and agree that
         ----------
  [$16,189,867.35] of the Term Loans have already been advanced to the Borrower under the Existing Credit Agreement on March 24, 1998. All such Term Loans shall be governed by the terms of this Credit Agreement. Subject to the terms and conditions set forth herein, each Supplemental Credit Lender that has a Term Loan Commitment Percentage severally agrees, to make a term loan (collectively, the "Term Loans") to the Borrower, in Dollars, in an amount
                      ----------
  equal to such Supplemental Credit Lender's Term Loan Commitment Percentage of the Term Loan Committed Amount; provided that the aggregate amount of such Term Loans made shall not exceed the Term Loan Committed Amount. Once repaid, Term Loans cannot be reborrowed.

    (b)  [Reserved]

    (c)  Funding of Term Loans.  On the Effective Date, each Supplemental Credit
         ---------------------
  Lender holding a Term Loan Commitment Percentage of any unfunded portion of the Term Loan Committed Amount will make such amount available to the Agent by deposit, in Dollars and in immediately available funds, at the offices of the Agent at its principal office in Charlotte, North Carolina or at such other address as the Agent may designate in writing. The amount of the Term Loans will then be made available to the Borrower by the Agent by crediting the account of the Borrower on the books of such office of the Agent, to the extent the amount of such Term Loans are made available to the Agent. All Term Loans funded on the date hereof shall be Base Rate Loans. All or any portion of the Term Loans may be converted into Eurodollar Loans in accordance with the terms of Section 2.2. No Supplemental Credit Lender shall be responsible for the failure or delay by any other Supplemental Credit Lender in its obligation to make Term Loans hereunder; provided however, that the failure of any Supplemental Credit Lender to fulfill its obligations hereunder shall not relieve any other Supplemental Credit Lender of its obligations hereunder.

    (d)  Amortization.  The principal amount of the Term Loans shall be repaid
         ------------
  in quarterly payments in the amounts and on the dates set forth below:

                   Principal                      Term Loan Principal
                 Amortization                        Amortization
                 Payment Dates                          Payment

              March 31, 1999                         $  3,500,000
              June 30, 1999                          $  3,500,000
              September 30, 1999                     $  3,500,000
              December 31, 1999                      $  3,500,000
              March 31, 2000                         $  4,500,000
              June 30, 2000                          $  4,500,000
              September 30, 2000                     $  4,500,000
              December 31, 2000                      $  4,500,000
              March 31, 2001                         $  5,750,000
              June 30, 2001                          $  5,750,000
              September 30, 2001                     $  5,750,000
              December 31, 2001                      $  5,750,000
              March 31, 2002                         $  7,250,000
              June 30, 2002                          $  7,250,000
              September 30, 2002                     $  7,250,000
              December 31, 2002                      $  7,250,000
              March 31, 2003                         $  7,750,000
              June 30, 2003                          $  7,750,000
              September 30, 2003                     $  7,750,000
              December 21, 2003                      $  7,750,000

              Total                                  $115,000,000

2.2    CONTINUATIONS AND CONVERSIONS.
       ------------------------------

  Subject to the terms of Section 5.1, the Borrower shall have the option, on any Business Day, to continue in existence Eurodollar Loans for a subsequent Interest Period, to convert Base Rate Loans into Eurodollar Loans or to convert Eurodollar Loans into Base Rate Loans; provided, however, that (a) each such continuation or conversion must be requested by the Borrower pursuant to a written Notice of Continuation/Conversion, in the form of Exhibit 2.2, in
                                                          -----------
compliance with the terms set forth below, (b) except as provided in Section 3.12, Eurodollar Loans may only be continued or converted into Base Rate Loans on the last day of the Interest Period applicable thereto, (c) Eurodollar Loans may not be continued nor may Base Rate Loans be converted into Eurodollar Loans during the existence and continuation of a Default or Event of Default and (d) any request to extend a Eurodollar Loan that fails to comply with the terms hereof or any failure to request an extension of a Eurodollar Loan at the end of an Interest Period shall constitute a request for a conversion to a Base Rate Loan on the last day of the applicable Interest Period. Each continuation or conversion must be requested by the Borrower no later than 11:00 a.m. (i) one Business Day prior to the date for a requested conversion of a Eurodollar Loan to a Base Rate Loan or (ii) three Business Days prior to the date for a requested extension of a Eurodollar Loan or conversion of a Base Rate Loan to a Eurodollar Loan, in each case pursuant to a written Notice of Continuation/Conversion submitted to the Agent which shall set forth (A) whether the Borrower wishes to continue or convert such Loans and (B) if the request is to continue a Eurodollar Loan or convert a Base Rate Loan to a Eurodollar Loan, the Interest Period applicable thereto.

  2.3  MINIMUM AMOUNTS.
       ---------------

  Each request for a conversion or continuation shall be subject to the requirements that (a) each Eurodollar Loan shall be in a minimum amount of $1,000,000 and in integral multiples of $500,000 in excess thereof, (b) each Base Rate Loan shall be in a minimum amount of the lesser of $1,000,000 (and integral multiples of $500,000 in excess thereof) or the then remaining principal balance of the Term Loan, if less and (c) no more than ten Eurodollar Loans shall, in the aggregate, be outstanding under the New Credit Agreement and hereunder at any one time. For the purposes of this Section, all Eurodollar Loans with the same Interest Periods shall be considered as one Eurodollar Loan, but Eurodollar Loans with different Interest Periods, even if they begin on the same date, shall be considered as separate Eurodollar Loans.

  2.4  NOTES.
       -----

  The Term Loans made by the Supplemental Credit Lenders shall be evidenced by a duly executed promissory note of the Borrower to each such Supplemental Credit Lender in the face amount of its Term Loan Commitment Percentage of the Term Loan Committed Amount in substantially the form of Exhibit 2.4.
                                                   -----------

                                   SECTION 3

                    GENERAL PROVISIONS APPLICABLE TO LOANS
                    --------------------------------------

  3.1  INTEREST.
       --------

    (a)  Interest Rate.  All Base Rate Loans shall accrue interest at the
         -------------
  Adjusted Base Rate and all Eurodollar Loans shall accrue interest at the Adjusted Eurodollar Rate.

    (b)  Default Rate of Interest.  Upon the occurrence, and during the
         ------------------------
  continuance, of an Event of Default, the principal of and, to the extent permitted by law, interest on the Term Loans and any other amounts owing hereunder or under the other Credit Documents (including without limitation fees and expenses) shall bear interest, payable on demand, at a per annum rate equal to 4% plus the rate which would otherwise be applicable (or if no rate is applicable, then the rate for Revolving Loans that are Base Rate Loans plus four percent (4%) per annum).

    (c)  Interest Payments.  Interest on Term Loans shall be due and payable in
         -----------------
  arrears on each Interest Payment Date. If an Interest Payment Date falls on a date which is not a Business Day, such Interest Payment Date shall be deemed to be the next succeeding Business Day (subject to accrual of interest for the period of such extension), except that in the case of Eurodollar Loans where the next succeeding Business Day falls in the next succeeding calendar month, then on the next preceding day.

  3.2  PLACE AND MANNER OF PAYMENTS.
       ----------------------------

  All payments of principal, interest, fees, expenses and other amounts to be made by a Credit Party under this Credit Agreement shall be received not later than 2:00 p.m. on the date when due, in Dollars and in immediately available funds, by the Agent at its offices at NationsBank Plaza, Charlotte, North Carolina. Payments received after such time shall be deemed to have been received on the next Business Day. Payments received after such time shall be deemed to have been received on the next Business Day. The Borrower shall, at the time it makes any payment under this Credit Agreement, specify to the Agent, the Term Loans, fees or other amounts payable by the Borrower hereunder to which such payment is to be applied (and in the event that it fails to specify, or if such application would be inconsistent with the terms hereof, the Agent shall, subject to Section 3.7, distribute such payment to the Supplemental Credit Lenders in such manner as the Agent may deem appropriate). The Agent will distribute such payments to the applicable Supplemental Credit Lenders on the date received if any such payment is received prior to 2:00 p.m.; otherwise the Agent will distribute such payment to the applicable Supplemental Credit Lenders on the next succeeding Business Day. Whenever any payment hereunder shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day (subject to accrual of interest and fees for the period of such extension), except that in the case of Eurodollar Loans, if the extension would cause the payment to be made in the next following calendar month, then such payment shall instead be made on the next preceding Business Day.

  3.3  PREPAYMENTS.
       -----------

    (a)  Voluntary Prepayments. The Borrower shall have the right to prepay Term
         ---------------------
  Loans in whole or in part from time to time without premium or penalty; provided, however, that (i) Eurodollar Loans may only be prepaid on three Business Days' prior written notice to the Agent and any prepayment of Eurodollar Loans will be subject to Section 3.15; (ii) Base Rate Loans may only be prepaid after written notice (confirmed by a telephone call from the Borrower) to the Agent not later than 11:00 a.m. on the Business Day of the applicable prepayment; (iii) each such partial prepayment shall be in the minimum principal amount of $1,000,000 and integral multiples of $1,000,000 in excess thereof; and (iv) voluntary prepayments with respect to the Term Loans shall be applied pro rata among the remaining Principal Amortization Payments in inverse order of maturity thereof.

    (b)  Mandatory Prepayments.
         ---------------------

         (i)  Excess Cash Flow.  Within 10 days after the date the audited
              ----------------
    financial statements are required to be delivered pursuant to Section 7.1(a), the Borrower shall make a prepayment of the Loans in an amount equal to 75% of the Excess Cash Flow earned during such prior fiscal year (to be applied as set forth in Section 3.3(c) below).

         (ii)  Asset Dispositions.  Immediately upon receipt by the
               ------------------
    Borrower or any of its Subsidiaries of proceeds from any Asset Disposition, the Borrower shall forward 100% of the Net Cash Proceeds of such Asset Disposition to the Lenders as a prepayment of the Loans (to be applied as set forth in Section 3.3(c) below).

         (iii)  Issuances of Equity.  Immediately upon receipt by the Borrower
                -------------------
    or any of its Subsidiaries of proceeds from any Equity Issuance (other than the issuance of capital stock of the Borrower in connection with the Borrower's purchase of the Acquired Assets), the Borrower shall forward 50% of the Net Cash Proceeds of such Equity Issuance to the Lenders as a prepayment of the Loans (to be applied as set forth in Section 3.3(c) below).

         (iv)  Recovery Event.  Subject to the terms and conditions of
               --------------
    Section 7.6 hereof, immediately upon receipt by the Borrower or any of its Subsidiaries of proceeds from any Recovery Event, the Borrower shall forward 100% of the Net Cash Proceeds from such Recovery Event to the Lenders as a prepayment of the Loans (to be applied as set forth in Section 3.3(c) below).

         (v)  Debt Issuances.  Immediately upon receipt by the Borrower or any
              --------------
    of its Subsidiaries of proceeds from any Debt Issuance, the Borrower shall prepay the Loans in an aggregate amount equal to 100% of the Net Cash Proceeds of such Debt Issuance to the Lenders such prepayment to be applied as set forth in Section 3.3(c) below.

    (c)  Application of Prepayments.  All amounts required to be paid pursuant
         --------------------------
  to Section 3.3(b)(i), (ii), (iii), (iv) and (v) above shall be applied, first to the outstanding Term Loans (which amounts shall then be applied to the remaining Principal Amortization Payments due in inverse order of maturity thereof), second to the Revolving Loans (with a corresponding permanent reduction in the Revolving Committed Amount) and third to Swingline Loans (with a corresponding permanent reduction in the Revolving Committed Amount). Within the parameters of the application set forth above, prepayments shall be applied first to Base Rate Loans and then to Eurodollar Loans in direct order of Interest Period maturities. All prepayments hereunder shall be subject to
  Section 3.15.

  3.4  FEES.
       ----

  The Borrower agrees to pay to the Agent, for its own account, an annual fee as agreed to between the Borrower and the Agent in the Fee Letter.

  3.5  PAYMENT IN FULL AT MATURITY.
       ---------------------------

  On the Term Loan Maturity Date, the entire outstanding principal balance of all Term Loans, together with accrued but unpaid interest and all other sums owing with respect thereto, shall be due and payable in full, unless accelerated sooner pursuant to Section 9 hereof.

  3.6  COMPUTATIONS OF INTEREST AND FEES.
       ---------------------------------

    (a) Except for Base Rate Loans, in which case interest shall be computed on the basis of a 365 or 366 day year as the case may be (unless the Base Rate is determined by reference to the Federal Funds Rate), all computations of interest and fees hereunder shall be made on the basis of the actual number of days elapsed over a year of 360 days. Interest shall accrue from and include the date of borrowing (or continuation or conversion) but exclude the date of payment.

    (b) It is the intent of the Supplemental Credit Lenders and the Credit Parties to conform to and contract in strict compliance with applicable usury law from time to time in effect. All agreements between the Supplemental Credit Lenders and the Borrower are hereby limited by the provisions of this paragraph which shall override and control all such agreements, whether now existing or hereafter arising and whether written or oral. In no way, nor in any event or contingency (including but not limited to prepayment or acceleration of the maturity of any obligation), shall the interest taken, reserved, contracted for, charged, or received under this Credit Agreement, under the Term Loan Notes or otherwise, exceed the maximum nonusurious amount permissible under applicable law. If, from any possible construction of any of the Supplemental Credit Documents or any other document, interest would otherwise be payable in excess of the maximum nonusurious amount, any such construction shall be subject to the provisions of this paragraph and such documents shall be automatically reduced to the maximum nonusurious amount permitted under applicable law, without the necessity of execution of any amendment or new document. If any Supplemental Credit Lender shall ever receive anything of value which is characterized as interest on the Term Loans under applicable law and which would, apart from this provision, be in excess of the maximum lawful amount, an amount equal to the amount which would have been excessive interest shall, without penalty, be applied to the reduction of the principal amount owing on the Term Loans, and not to the payment of interest, or refunded to the Borrower or the other payor thereof if and to the extent such amount which would have been excessive exceeds such unpaid principal amount of the Term Loans. The right to demand payment of the Term Loans or any other indebtedness evidenced by any of the Supplemental Credit Documents does not include the right to receive any interest which has not otherwise accrued on the date of such demand, and the Supplemental Credit Lenders do not intend to charge or receive any unearned interest in the event of such demand. All interest paid or agreed to be paid to the Supplemental Credit Lenders with respect to the Term Loans shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term (including any renewal or extension) of the Term Loans so that the amount of interest on account of such indebtedness does not exceed the maximum nonusurious amount permitted by applicable law.

  3.7  PRO RATA TREATMENT.
       ------------------

  Except to the extent otherwise provided herein, each Loan borrowing, each payment or prepayment of principal of any Loan, each payment of fees and the Administrative Fees retained by the Agent for its own account, each reduction of the Revolving Committed Amount, and each conversion or continuation of any Loan, shall be allocated pro rata among the relevant Lenders in accordance with the respective Revolving Loan Commitment Percentages and Term Loan Commitment Percentages, as applicable, of such Lenders (or, if the Commitments of such Lenders have expired or been terminated, in accordance with the respective principal amounts of their outstanding Loans and Participation Interests of such Lenders); provided that, if any Lender shall have failed to pay its applicable
          --------
pro rata share of any Loan, then any amount to which such Lender would otherwise be entitled pursuant to this Section shall instead be payable to the Agent; provided further, that in the event any amount paid to any Lender pursuant to
-------- -------
this Section is rescinded or must otherwise be returned by the Agent, each Lender shall, upon the request of the Agent, repay to the Agent the amount so paid to such Lender, with interest for the period commencing on the date such payment is returned by the Agent until the date the Agent receives such repayment at a rate per annum equal to, during the period to but excluding the date two Business Days after such request, the Federal Funds Rate, and thereafter, the Base Rate plus four percent (4%) per annum.
                          ----

  3.8  ALLOCATION OF PAYMENTS AFTER EVENT OF DEFAULT.
       ---------------------------------------------

  Notwithstanding any other provisions of this Credit Agreement or the New Credit Agreement, after the occurrence and during the continuance of an Event of Default, all amounts collected or received by the Agent or any Lender on account of amounts outstanding under any of the Credit Documents or in respect of the Collateral shall be paid over or delivered as follows:

    FIRST, to the payment of all reasonable out-of-pocket costs and expenses (including without limitation reasonable attorneys' fees) of the Agent in connection with enforcing the rights of the Lenders under the Credit Documents and any protective advances made by the Agent with respect to the Collateral under or pursuant to the terms of the Collateral Documents;

    SECOND, to payment of any fees owed to the Agent in its capacity as the Agent;

    THIRD, to the payment of all reasonable out-of-pocket costs and expenses, (including, without limitation, reasonable attorneys' fees) of each of the Lenders in connection with enforcing its rights under the Credit Documents;

    FOURTH, to the payment of all accrued fees and interest payable to the Lenders hereunder and under the New Credit Agreement;

    FIFTH, to the payment of the outstanding principal amount of the Loans, and to any principal amounts outstanding under Hedging Agreements, pro rata, as set forth below;

    SIXTH, to all other obligations which shall have become due and payable under the Credit Documents and not repaid pursuant to clauses "FIRST" through "FIFTH" above; and

    SEVENTH, to the payment of the surplus, if any, to whoever may be lawfully entitled to receive such surplus.

In carrying out the foregoing, (a) amounts received shall be applied in the numerical order provided until exhausted prior to application to the next succeeding category and (b) each of the Lenders shall receive an amount equal to its pro rata share (based on the proportion that the then outstanding Loans, and obligations under Hedging Agreements held by such Lender bears to the aggregate then outstanding Loans, and obligations under Hedging Agreements) of amounts available to be applied pursuant to clauses "THIRD", "FOURTH," "FIFTH," and "SIXTH" above.

  3.9  SHARING OF PAYMENTS.
       -------------------

  The Supplemental Credit Lenders agree among themselves for the benefit of themselves and the New Credit Agreement Lenders that, except to the extent otherwise provided herein, in the event that any Lender shall obtain payment in respect of any Loan or any other obligation owing to such Lender under this Credit Agreement or the New Credit Agreement through the exercise of a right of setoff, banker's lien or counterclaim, or pursuant to a secured claim under
Section 506 of the Bankruptcy Code or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means, in excess of its pro rata share of such payment as provided for in this Credit Agreement and the New Credit Agreement, such Lender shall promptly purchase from the other Lenders for cash an interest in such Loans and other obligations in such amounts, and make such other adjustments from time to time, as shall be equitable to the end that all Lenders share such payment in accordance with their respective ratable shares as provided for in this Credit Agreement and the New Credit Agreement. The Supplemental Credit Lenders further agree among themselves that if payment to a Lender obtained by such Lender through the exercise of a right of setoff, banker's lien, counterclaim or other event as aforesaid shall be rescinded or must otherwise be restored, each Lender which shall have shared the benefit of such payment shall, by repurchase of the interest theretofore sold, return its share of that benefit (together with its share of any accrued interest payable with respect thereto) to each Lender whose payment shall have been rescinded or otherwise restored. The Borrower agrees that any Lender so purchasing such an interest may, to the fullest extent permitted by law, exercise all rights of payment, including setoff, banker's lien or counterclaim, with respect to such interest as fully as if such Lender were a holder of such Loan or other obligation in the amount of such interest. Except as otherwise expressly provided in this Credit Agreement, if any Lender or the Agent shall fail to remit to the Agent or any other Lender an amount payable by such Lender or the Agent to the Agent or such other Lender pursuant to this Credit Agreement or the New Credit Agreement on the date when such amount is due, such payments shall be made together with interest thereon for each date from the date such amount is due until the date such amount is paid to the Agent or such other Lender at a rate per annum equal to the Federal Funds Rate. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section 3.9 applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders under this Section 3.9 to share in the benefits of any recovery on such secured claim.

  3.10  CAPITAL ADEQUACY.
        ----------------

  If, after the date hereof, any Supplemental Credit Lender has determined that the adoption or the becoming effective of, or any change in, or any change by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof in the interpretation or administration of, any applicable law, rule or regulation regarding capital adequacy, or compliance by such Supplemental Credit Lender with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Supplemental Credit Lender's capital or assets as a consequence of its commitments or obligations hereunder to a level below that which such Supplemental Credit Lender could have achieved but for such adoption, effectiveness, change or compliance (taking into consideration such Supplemental Credit Lender's policies with respect to capital adequacy), then, upon notice from such Supplemental Credit Lender to the Borrower, the Borrower shall be obligated to pay to such Supplemental Credit Lender such additional amount or amounts as will compensate such Supplemental Credit Lender for such reduction. Each determination by any such Supplemental Credit Lender of amounts owing under this Section shall, absent manifest error, be conclusive and binding on the parties hereto.

  3.11  INABILITY TO DETERMINE INTEREST RATE.
        ------------------------------------

  If prior to the first day of any Interest Period, the Agent shall have determined (which determination shall be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period, the Agent shall promptly give telecopy or telephonic notice thereof to the Borrower and the Supplemental Credit Lenders. If such notice is given (a) any Eurodollar Loans requested to be made on the first day of such Interest Period shall be made as Base Rate Loans, (b) any Term Loans that were to have been converted on the first day of such Interest Period to or continued as Eurodollar Loans shall be converted to or continued as Base Rate Loans and (c) any outstanding Eurodollar Loans shall be converted, on the first day of such Interest Period, to Base Rate Loans. Until such notice has been withdrawn by the Agent, no further Eurodollar Loans shall be made or continued as such, nor shall the Borrower have the right to convert Base Rate Loans to Eurodollar Loans.

  3.12  ILLEGALITY.
        ----------

  Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof occurring after the Closing Date shall make it unlawful for any Supplemental Credit Lender to make or maintain Eurodollar Loans as contemplated by this Credit Agreement, (a) such Supplemental Credit Lender shall promptly give written notice of such circumstances to the Borrower and the Agent (which notice shall be withdrawn whenever such circumstances no longer exist), (b) the commitment of such Supplemental Credit Lender hereunder to make Eurodollar Loans, continue Eurodollar Loans as such and convert a Base Rate Loan to Eurodollar Loans shall forthwith be canceled and, until such time as it shall no longer be unlawful for such Supplemental Credit Lender to make or maintain Eurodollar Loans, such Supplemental Credit Lender shall then have a commitment only to make a Base Rate Loan when a Eurodollar Loan is requested and (c) such Supplemental Credit Lender's Term Loans then outstanding as Eurodollar Loans, if any, shall be converted automatically to Base Rate Loans on the respective last days of the then current Interest Periods with respect to such Term Loans or within such earlier period as required by law. If any such conversion of a Eurodollar Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Borrower shall pay to such Supplemental Credit Lender such amounts, if any, as may be required pursuant to
Section 3.15.

  3.13  REQUIREMENTS OF LAW.
        -------------------

  If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof applicable to any Supplemental Credit Lender, or compliance by any Supplemental Credit Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority, in each case made subsequent to the Closing Date (or, if later, the date on which such Supplemental Credit Lender becomes a Supplemental Credit Lender):

    (a) shall subject such Supplemental Credit Lender to any tax of any kind whatsoever with respect to any Eurodollar Loans made by it or its obligation to make Eurodollar Loans, or change the basis of taxation of payments to such Supplemental Credit Lender in respect thereof (except for Non-Excluded Taxes covered by Section 3.14 (including Non-Excluded Taxes imposed solely by reason of any failure of such Supplemental Credit Lender to comply with its obligations under Section 3.14(b)) and changes in taxes measured by or imposed upon the overall net income, or franchise tax (imposed in lieu of such net income tax), of such Supplemental Credit Lender or its applicable lending office, branch, or any affiliate thereof);

    (b) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Supplemental Credit Lender which is not otherwise included in the determination of the Eurodollar Rate hereunder; or

    (c) shall impose on such Supplemental Credit Lender any other condition (excluding any tax of any kind whatsoever);

and the result of any of the foregoing is to increase the cost to such Supplemental Credit Lender, by an amount which such Supplemental Credit Lender reasonably deems to be material, of making, converting into, continuing or maintaining Eurodollar Loans or to reduce any amount receivable hereunder in respect thereof, then, in any such case, upon notice to the Borrower from such Supplemental Credit Lender, through the Agent, in accordance herewith, the Borrower shall be obligated to promptly pay such Supplemental Credit Lender, upon its demand, any additional amounts necessary to compensate such Supplemental Credit Lender for such increased cost or reduced amount receivable, provided that, in any such case, the Borrower may elect to convert the
--------
Eurodollar Loans made by such Supplemental Credit Lender hereunder to Base Rate Loans by giving the Agent at least one Business Day's notice of such election, in which case the Borrower shall promptly pay to such Supplemental Credit Lender, upon demand, without duplication, such amounts, if any, as may be required pursuant to Section 3.15. If any Supplemental Credit Lender becomes entitled to claim any additional amounts pursuant to this Section 3.13, it shall provide prompt notice thereof to the Borrower, through the Agent, certifying (x) that one of the events described in this Section 3.13 has occurred and describing in reasonable detail the nature of such event, (y) as to the increased cost or reduced amount resulting from such event and (z) as to the additional amount demanded by such Supplemental Credit Lender and a reasonably detailed explanation of the calculation thereof. Such a certificate as to any additional amounts payable pursuant to this Section 3.13 submitted by such Supplemental Credit Lender, through the Agent, to the Borrower shall be conclusive and binding on the parties hereto in the absence of manifest error. This covenant shall survive the termination of this Credit Agreement and the payment of the Term Loans and all other amounts payable hereunder.

  3.14  TAXES.
        -----

    (a) Except as provided below in this Section 3.14, all payments made by the Borrower under this Credit Agreement and any Term Loan Notes shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any court, or governmental body, agency or other official, excluding taxes measured by or imposed upon the overall net income of any Supplemental Credit Lender or its applicable lending office, or any branch or affiliate thereof, and all franchise taxes, branch taxes, taxes on doing business or taxes on the overall capital or net worth of any Supplemental Credit Lender or its applicable lending office, or any branch or affiliate thereof, in each case imposed in lieu of net income taxes: (i) by the jurisdiction under the laws of which such Supplemental Credit Lender, applicable lending office, branch or affiliate is organized or is located, or in which its principal executive office is located, or any nation within which such jurisdiction is located or any political subdivision thereof; or (ii) by reason of any connection between the jurisdiction imposing such tax and such Supplemental Credit Lender, applicable lending office, branch or affiliate other than a connection arising solely from such Supplemental Credit Lender having executed, delivered or performed its obligations, or received payment under or enforced, this Credit Agreement or any Term Loan Notes. If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("Non-Excluded Taxes") are required to be withheld from any
                 ------------------
  amounts payable to the Agent or any Supplemental Credit Lender hereunder or under any Term Loan Notes, (A) the amounts so payable to the Agent or such Supplemental

  Credit Lender shall be increased to the extent necessary to yield to the Agent or such Supplemental Credit Lender (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Credit Agreement or any Term Loan Notes, provided,
                                                                     --------
  however, that the Borrower shall be entitled to deduct and withhold any Non-
  -------
  Excluded Taxes and shall not be required to increase any such amounts payable to any Supplemental Credit Lender that is not organized under the laws of the United States of America or a state thereof if such Supplemental Credit Lender fails to comply with the requirements of paragraph (b) of this Section 3.14 whenever any Non-Excluded Taxes are payable by the Borrower, and (B) as promptly as possible thereafter the Borrower shall send to the Agent for its own account or for the account of such Supplemental Credit Lender, as the case may be, a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Agent the required receipts or other required documentary evidence, the Borrower shall indemnify the Agent and the Supplemental Credit Lenders for any incremental taxes, interest or penalties that may become payable by the Agent or any Supplemental Credit Lender as a result of any such failure. The agreements in this subsection shall survive the termination of this Credit Agreement and the payment of the Term Loans and all other amounts payable hereunder.

    (b) Each Supplemental Credit Lender that is not incorporated under the laws of the United States of America or a state thereof shall:

         (i) (A) on or before the date of any payment by the Borrower under this Credit Agreement or Term Loan Notes to such Supplemental Credit Lender, deliver to the Borrower and the Agent (x) two duly completed copies of United States Internal Revenue Service Form 1001 or 4224, or successor applicable form, as the case may be, certifying that it is entitled to receive payments under this Credit Agreement, any Term Loan Notes without deduction or withholding of any United States federal income taxes or (y) an Internal Revenue Service Form W-8 or W-9, or successor applicable form, as the case may be, certifying that it is entitled to an exemption from United States backup withholding tax;

             (B) deliver to the Borrower and the Agent two further copies of any such form or certification on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower; and

             (C) obtain such extensions of time for filing and complete such forms or certifications as may reasonably be requested by the Borrower or the Agent; or

         (ii) in the case of any such Supplemental Credit Lender that is not a "bank" within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (A) represent to the Borrower (for the benefit of the Borrower and the

     Agent) that it is not a bank within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (B) agree to furnish to the Borrower, on or before the date of any payment by the Borrower, with a copy to the Agent, two accurate and complete original signed copies of Internal Revenue Service Form W-8, or successor applicable form certifying to such Supplemental Credit Lender's legal entitlement at the date of such certificate to an exemption from U.S. withholding tax under the provisions of Section 881(c) of the Internal Revenue Code with respect to payments to be made under this Credit Agreement and any Term Loan Notes (and to deliver to the Borrower and the Agent two further copies of such form on or before the date it expires or becomes obsolete and after the occurrence of any event requiring a change in the most recently provided form and, if necessary, obtain any extensions of time reasonably requested by the Borrower or the Agent for filing and completing such forms), and (C) agree, to the extent legally entitled to do so, upon reasonable request by the Borrower, to provide to the Borrower (for the benefit of the Borrower and the Agent) such other forms as may be reasonably required in order to establish the legal entitlement of such Supplemental Credit Lender to an exemption from withholding with respect to payments under this Credit Agreement and any Term Loan Notes.

  Notwithstanding the above, if any change in treaty, law or regulation has occurred after the date such Person becomes a Supplemental Credit Lender hereunder which renders all such forms inapplicable or which would prevent such Supplemental Credit Lender from duly completing and delivering any such form with respect to it and such Supplemental Credit Lender so advises the Borrower and the Agent then such Supplemental Credit Lender shall be exempt from such requirements. Each Person that shall become a Supplemental Credit Lender or a participant of a Supplemental Credit Lender pursuant to Section
  11.3 shall, upon the effectiveness of the related transfer, be required to provide all of the forms, certifications and statements required pursuant to this subsection (b); provided that in the case of a participant of a
                       --------
  Supplemental Credit Lender, the obligations of such participant of a Supplemental Credit Lender pursuant to this subsection (b) shall be determined as if the participant of a Supplemental Credit Lender were a Supplemental Credit Lender except that such participant of a Supplemental Credit Lender shall furnish all such required forms, certifications and statements to the Supplemental Credit Lender from which the related participation shall have been purchased.

  3.15  INDEMNITY.
        ---------

  The Borrower promises to indemnify each Supplemental Credit Lender and to hold each Supplemental Credit Lender harmless from any loss or expense which such Supplemental Credit Lender may sustain or incur (other than through such Supplemental Credit Lender's gross negligence or willful misconduct) as a consequence of (a) default by the Borrower in making a borrowing of, conversion into or continuation of Eurodollar Loans after the Borrower has given a notice requesting the same in accordance with the provisions of this Credit Agreement,
(b) default by the Borrower in making any prepayment of a Eurodollar Loan after the Borrower has given a notice thereof in accordance with the provisions of this Credit Agreement and (c) the making of a prepayment of

Eurodollar Loans on a day which is not the last day of an Interest Period with respect thereto. Such indemnification may include an amount equal to (i) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of the applicable Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Eurodollar Loans provided for herein (excluding, however, the Applicable Percentage included therein, if any) minus (ii) the amount of interest (as reasonably determined by such Supplemental Credit Lender) which would have accrued to such Supplemental Credit Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank Eurodollar market. The agreements in this Section shall survive the termination of this Credit Agreement, the payment of the Term Loans and the payment of all other amounts payable hereunder.

  3.16  REPLACEMENT OF LENDERS.
        ----------------------

  If any Supplemental Credit Lender delivers a notice to the Borrower pursuant to Sections 3.10, 3.13 or 3.14, then the Borrower shall have the right, if no Default or Event of Default then exists, to either (i) replace such Supplemental Credit Lender (the "Replaced Lender") with one or more additional banks or
                    ---------------
financial institutions (collectively, the "Replacement Lender"), provided that
                                           ------------------    --------
(A) at the time of any replacement pursuant to this Section 3.16, the Replacement Lender shall enter into one or more assignment agreements substantially in the form of Exhibit 11.3 pursuant to, and in accordance with
                             ------------
the terms of, Section 11.3(b) (and with all fees payable pursuant to said
Section 11.3(b) to be paid by the Replacement Lender) pursuant to which the Replacement Lender shall acquire all of the rights and obligations of the Replaced Lender hereunder and, in connection therewith, shall pay to the Replaced Lender in respect thereof an amount equal to the sum of (a) the principal of, and all accrued interest on, all outstanding Loans of the Replaced Lender, and (b) all accrued, but theretofore unpaid, fees owing to the Replaced Lender pursuant to Section 3.4, and (B) all obligations of the Borrower owing to the Replaced Lender (including all obligations, if any, owing pursuant to Section 3.10, 3.13 or 3.14, but excluding those obligations specifically described in clause (A) above in respect of which the assignment purchase price has been, or is concurrently being paid) shall be paid in full to such Replaced Lender concurrently with such replacement or (ii) if a Replacement Lender is not located within 60 days of such notice, terminate the Commitments and repay the Loans in full within 120 days of receipt of such notice without incurring any prepayment penalty under Section 3.3(d).


                                   SECTION 4

                                   GUARANTY
                                   --------

  4.1  GUARANTY OF PAYMENT.
       -------------------

  Subject to Section 4.7 below, each of the Guarantors hereby, jointly and severally, unconditionally guarantees to each Supplemental Credit Lender, each Affiliate of Supplemental Credit Lender that enters into a Hedging Agreement and the Agent the prompt payment of the Credit Party Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise). The Guarantors additionally, jointly and severally, unconditionally guarantee to each

Supplemental Credit Lender the timely performance of all other obligations under the Supplemental Credit Documents and Hedging Agreements. This Guaranty is a guaranty of payment and not of collection and is a continuing guaranty and shall apply to all Credit Party Obligations whenever arising.

  4.2  OBLIGATIONS UNCONDITIONAL.
       -------------------------

  The obligations of the Guarantors hereunder are absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any of the Supplemental Credit Documents or the Hedging Agreements, or any other agreement or instrument referred to therein, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor. Each Guarantor agrees that this Guaranty may be enforced by the Supplemental Credit Lenders without the necessity at any time of resorting to or exhausting any other security or collateral and without the necessity at any time of having recourse to the Term Loan Notes or any other of the Supplemental Credit Documents or any collateral, if any, hereafter securing the Credit Party Obligations or otherwise and each Guarantor hereby waives the right to require the Supplemental Credit Lenders to proceed against the Borrower or any other Person (including a co-guarantor) or to require the Supplemental Credit Lenders to pursue any other remedy or enforce any other right. Each Guarantor further agrees that it shall have no right of subrogation, indemnity, reimbursement or contribution against the Borrower or any other Guarantor of the Credit Party Obligations for amounts paid under this Guaranty until such time as the Supplemental Credit Lenders (and any Affiliates of Supplemental Credit Lenders entering into Hedging Agreements) have been paid in full, Term Loan Committed Amount under the Credit Agreement has been terminated and no Person or Governmental Authority shall have any right to request any return or reimbursement of funds from the Supplemental Credit Lenders in connection with monies received under the Supplemental Credit Documents. Each Guarantor further agrees that nothing contained herein shall prevent the Supplemental Credit Lenders from suing on the Term Loan Notes or any of the other Supplemental Credit Documents or any of the Hedging Agreements or foreclosing its security interest in or Lien on any collateral, if any, securing the Credit Party Obligations or from exercising any other rights available to it under this Credit Agreement, the Term Loan Notes, any other of the Supplemental Credit Documents, or any other instrument of security, if any, and the exercise of any of the aforesaid rights and the completion of any foreclosure proceedings shall not constitute a discharge of any of any Guarantor's obligations hereunder; it being the purpose and intent of each Guarantor that its Guarantor's obligations hereunder shall be absolute, independent and unconditional under any and all circumstances. Neither any Guarantor's obligations under this Guaranty nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by an impairment, modification, change, release or limitation of the liability of the Borrower or by reason of the bankruptcy or insolvency of the Borrower. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Credit Party Obligations and notice of or proof of reliance by the Agent or any Supplemental Credit Lender upon this Guarantee or acceptance of this Guarantee. The Credit Party Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee. All dealings between the Borrower and any of the Guarantors, on the one hand, and the Agent and the Supplemental Credit Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guarantee.

  4.3  MODIFICATIONS.
       -------------

  Each Guarantor agrees that (a) all or any part of the security now or hereafter held for the Credit Party Obligations, if any, may be exchanged, compromised or surrendered from time to time; (b) the Supplemental Credit Lenders shall not have any obligation to protect, perfect, secure or insure any such security interests, liens or encumbrances now or hereafter held, if any, for the Credit Party Obligations or the properties subject thereto; (c) the time or place of payment of the Credit Party Obligations may be changed or extended, in whole or in part, to a time certain or otherwise, and may be renewed or accelerated, in whole or in part; (d) the Borrower and any other party liable for payment under the Supplemental Credit Documents may be granted indulgences generally; (e) any of the provisions of the Term Loan Notes or any of the other Supplemental Credit Documents may be modified, amended or waived; (f) any party (including any co-guarantor) liable for the payment thereof may be granted indulgences or be released; and (g) any deposit balance for the credit of the Borrower or any other party liable for the payment of the Credit Party Obligations or liable upon any security therefor may be released, in whole or in part, at, before or after the stated, extended or accelerated maturity of the Credit Party Obligations, all without notice to or further assent by the Guarantor, which shall remain bound thereon, notwithstanding any such exchange, compromise, surrender, extension, renewal, acceleration, modification, indulgence or release.

  4.4  WAIVER OF RIGHTS.
       ----------------

  Each Guarantor expressly waives: (a) notice of acceptance of this Guaranty by the Supplemental Credit Lenders and of all extensions of credit to the Borrower by the Supplemental Credit Lenders; (b) presentment and demand for payment or performance of any of the Credit Party Obligations; (c) protest and notice of dishonor or of default (except as specifically required in the Credit Agreement) with respect to the Credit Party Obligations or with respect to any security therefor; (d) notice of the Supplemental Credit Lenders obtaining, amending, substituting for, releasing, waiving or modifying any security interest, lien or encumbrance, if any, hereafter securing the Credit Party Obligations, or the Supplemental Credit Lenders' subordinating, compromising, discharging or releasing such security interests, liens or encumbrances, if any; (e) all other notices to which the Guarantor might otherwise be entitled; and (f) demand for payment under this Guaranty.

  4.5  REINSTATEMENT.
       -------------

  The obligations of the Guarantors under this Section 4 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Credit Party Obligations is rescinded or must be otherwise restored by any holder of any of the Credit Party Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and each Guarantor agrees that it will indemnify the Agent and each Lender on demand for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) incurred by an Agent or such Supplemental Credit Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

  4.6  REMEDIES.
       --------

  The Guarantors agree that, as between the Guarantors, on the one hand, and the Agent and the Supplemental Credit Lenders, on the other hand, the Credit Party Obligations may be declared to be forthwith due and payable as provided in
Section 9 (and shall be deemed to have become automatically due and payable in the circumstances provided in Section 9) notwithstanding any stay, injunction or other prohibition preventing such declaration (or preventing such Credit Party Obligations from becoming automatically due and payable) as against any other Person and that, in the event of such declaration (or such Credit Party Obligations being deemed to have become automatically due and payable), such Credit Party Obligations (whether or not due and payable by any other Person) shall forthwith become due and payable by the Guarantors. The Guarantors acknowledge and agree that their obligations hereunder are secured in accordance with the terms of the Security Agreements and the other Collateral Documents and that the Supplemental Credit Lenders may exercise their remedies thereunder in accordance with their terms.

  4.7  LIMITATION OF GUARANTY.
       ----------------------

  Notwithstanding any provision to the contrary contained herein or in any of the Supplemental Credit Documents, to the extent the obligations of any Guarantor shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of such Guarantor hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including, without limitation, the Bankruptcy Code).

  4.8  RIGHTS OF CONTRIBUTION.
       ----------------------

  The Guarantors hereby agree, as among themselves, that if any Guarantor shall become an Excess Funding Guarantor (as defined below), each other Guarantor shall, on demand of such Excess Funding Guarantor (but subject to the next sentence hereof), pay to such Excess Funding Guarantor an amount equal to such Guarantor's Pro Rata Share (as defined below and determined, for this purpose, without reference to the properties, assets, liabilities and debts of such Excess Funding Guarantor) of such Excess Payment (as defined below). The payment obligation of any Guarantor to any Excess Funding Guarantor under this
Section 4.8 shall be subordinate and subject in right of payment to the prior payment in full of the obligations of such Guarantor under the other provisions of this Section 4, and such Excess Funding Guarantor shall not exercise any right or remedy with respect to such excess until payment and satisfaction in full of all of such obligations. For purposes hereof, (i) "Excess Funding
                                                            --------------
Guarantor" shall mean, in respect of any obligations arising under the other
---------
provisions of this Section 4 (hereafter, the "Guaranteed Obligations"), a
                                              ----------------------
Guarantor that has paid an amount in excess of its Pro Rata Share of the Guaranteed Obligations; (ii) "Excess Payment" shall mean, in respect of any
                              --------------
Guaranteed Obligations, the amount paid by an Excess Funding Guarantor in excess of its Pro Rata Share of such Guaranteed Obligations; and (iii) "Pro Rata
                                                                 --------
Share", for the purposes of this Section 4.8, shall mean, for any Guarantor, the
-----
ratio (expressed as a percentage) of (a) the amount by which the aggregate present fair saleable value of all of its assets and properties exceeds the amount of all debts and liabilities of such Guarantor (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of such Guarantor hereunder) to (b) the amount by which the aggregate present fair saleable value of all assets and other properties of the Borrower and all of the

Guarantors exceeds the amount of all of the debts and liabilities (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of the Borrower and the Guarantors hereunder) of the Borrower and all of the Guarantors, all as of the Closing Date (if any Guarantor becomes a party hereto subsequent to the Closing Date, then for the purposes of this
Section 4.8 such subsequent Guarantor shall be deemed to have been a Guarantor as of the Closing Date and the information pertaining to, and only pertaining to, such Guarantor as of the date such Guarantor became a Guarantor shall be deemed true as of the Closing Date).


                                   SECTION 5

                       CONDITIONS TO EXTENSIONS OF CREDIT
                       ----------------------------------

  5.1  CONDITIONS TO EXTENSIONS OF CREDIT.
       ----------------------------------

  The Supplemental Credit Lenders shall not be obligated to make, continue or convert Term Loans unless:

         (a)  Notice:  The Borrower shall have delivered in the case of any
              ------
     continuation or conversion of a Term Loan, a duly executed and completed Notice of Continuation/Conversion by the time specified in Section 2.2;

         (b)  Representations and Warranties.  The representations and
              ------------------------------
     warranties made by the Credit Parties in the Supplemental Credit Documents are true and correct in all material respects at and as if made as of such date;

         (c)  No Default.  No Default or Event of Default shall exist or be
              ----------
     continuing either prior to or after giving effect thereto; and

         (d)  No Material Adverse Effect:  There shall not have occurred any
              --------------------------
     Material Adverse Effect.

  The delivery of each Notice of Continuation/Conversion shall constitute a representation and warranty by the Borrower of the correctness of the matters specified in subsection (b), (c) and (d) above.

                                   SECTION 6

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

  The Credit Parties hereby represent to the Agent and each Supplemental Credit Lender that:

  6.1  FINANCIAL CONDITION.
       -------------------

  The financial statements delivered to the Lenders pursuant to Section 5.1(c)(i) of the New Credit Agreement, (a) have been prepared in accordance with GAAP and (b) present fairly (on the basis disclosed in the footnotes to such financial statements) the consolidated and consolidating (as applicable) financial condition, results of operations and cash flows of the Credit Parties and their Subsidiaries as of such date and for such periods. Since November 30, 1997, there has been no sale, transfer or other disposition by the Borrower or any of its Subsidiaries of any material part of the business or property of the Borrower or any of its Subsidiaries and no purchase or other acquisition (other than the Acquired Assets) by any of them of any business or property (including any capital stock of any other Person) material in relation to the consolidated financial condition of the Borrower and its Subsidiaries, in each case, which, is not reflected in the foregoing financial statements or in the notes thereto.

  6.2  NO MATERIAL CHANGE.
       ------------------

  Since November 30, 1997, (a) there has been no development or event relating to or affecting Borrower or any of its Subsidiaries which has had or would be reasonably expected to have a Material Adverse Effect and (b) no dividends or other distributions have been declared, paid or made upon the capital stock or other equity interest in Borrower or any of its Subsidiaries nor, except as otherwise permitted under this Credit Agreement, has any of the capital stock or other equity interest in a Credit Party been redeemed, retired, purchased or otherwise acquired for value.

  6.3  ORGANIZATION AND GOOD STANDING.
       ------------------------------

  The Borrower and each of its Subsidiaries (a) is a corporation duly incorporated, validly existing and in good standing under the laws of the State (or other jurisdiction) of its incorporation, (b) is duly qualified and in good standing as a foreign corporation authorized to do business in every jurisdiction where the failure to be so qualified would have a Material Adverse Effect and (c) has the requisite corporate power and authority to own its properties and to carry on its business as now conducted and as proposed to be conducted.

  6.4  DUE AUTHORIZATION.
       -----------------

  Each Credit Party (a) has the requisite corporate power and authority to execute, deliver and perform this Credit Agreement and the other Supplemental Credit Documents to which it is a party and to incur the obligations herein and therein provided for and (b) is duly authorized to, and has been authorized by all necessary corporate action, to execute, deliver and perform this Credit Agreement and the other Supplemental Credit Documents to which it is a party.

  6.5  NO CONFLICTS.
       ------------

  Neither the execution and delivery of the Supplemental Credit Documents, nor the consummation of the transactions contemplated therein, nor performance of and compliance with the terms and provisions thereof by such Credit Party will
(a) violate or conflict with any provision of its articles or certificate of incorporation or bylaws, (b) violate, contravene or materially conflict with any Requirement of Law or any other law, regulation (including, without limitation, Regulation U or Regulation X), order, writ, judgment, injunction, decree or permit applicable to it, (c) violate, contravene or conflict with contractual provisions of, or cause an event of default under, any indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which it is a party or by which it may be bound, the violation of which could have or might be reasonably expected to have a Material Adverse Effect, or (d) result in or require the creation of any Lien (other than those contemplated in or created in connection with the Supplemental Credit Documents) upon or with respect to its properties.

  6.6  CONSENTS.
       --------

  No consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party in respect of a Credit Party is required in connection with the execution, delivery or performance of this Credit Agreement or any of the other Supplemental Credit Documents by a Credit Party, or if required, such consent, approval and authorization has been obtained.

  6.7  ENFORCEABLE OBLIGATIONS.
       -----------------------

  This Credit Agreement and the other Supplemental Credit Documents have been duly executed and delivered and constitute legal, valid and binding obligations of each Credit Party enforceable against such Credit Party in accordance with their respective terms, except as may be limited by bankruptcy or insolvency laws or similar laws affecting creditors' rights generally or by general equitable principles.

  6.8  NO DEFAULT.
       ----------

  Neither the Borrower nor any of its Subsidiaries is in default in any respect under any contract, lease, loan agreement, indenture, mortgage, security agreement or other agreement or obligation to which it is a party or by which any of its properties is bound which default would have or would be reasonably expected to have a Material Adverse Effect. No Default or Event of Default has occurred or exists except as previously disclosed to the Supplemental Credit Lenders.

  6.9  OWNERSHIP.
       ---------

  The Borrower and each of its Subsidiaries is the owner of and has good and marketable title to all of its assets and none of such assets are subject to any Lien other than Permitted Liens.

  6.10  INDEBTEDNESS.
        ------------

  The Borrower and its Subsidiaries have no Indebtedness except (a) as disclosed in the financial statements referenced in Section 6.1, (b) as set forth on

Schedule 6.10 and (c) as otherwise permitted by this Credit Agreement.
-------------

  6.11  LITIGATION.
        ----------

  There are no actions, suits or legal, equitable, arbitration or administrative proceedings, pending or, to the knowledge of any Credit Party, threatened against the Borrower or any of its Subsidiaries which, if adversely determined, would have or would be reasonably expected to have a Material Adverse Effect.

  6.12  TAXES.
        -----

  Each of the Borrower and its Subsidiaries has filed, or caused to be filed, all tax returns (federal, state, local and foreign) required to be filed and paid (a) all amounts of taxes shown thereon to be due (including interest and penalties) and (b) all other taxes, fees, assessments and other governmental charges (including mortgage recording taxes, documentary stamp taxes and intangibles taxes) owing by it, except for such taxes (i) which are not yet delinquent or (ii) that are being contested in good faith and by proper proceedings, and against which adequate reserves are being maintained in accordance with GAAP. No Credit Party is aware of any proposed tax assessments against it, any of its Subsidiaries or any other Credit Party.

  6.13  COMPLIANCE WITH LAW.
        -------------------

  Each of the Borrower and its Subsidiaries is in compliance with all Requirements of Law and all other laws, rules, regulations, orders and decrees (including without limitation Environmental Laws) applicable to it, or to its properties, unless such failure to comply would not have or would not be reasonably expected to have a Material Adverse Effect. No Requirement of Law would be reasonably expected to cause a Material Adverse Effect.

  6.14  ERISA.
        -----

  Except as would not result in a Material Adverse Effect:

        (a) During the five-year period prior to the date on which this representation is made or deemed made: (i) no Termination Event has occurred, and, to the best knowledge of the Credit Parties, no event or condition has occurred or exists as a result of which any Termination Event could reasonably be expected to occur, with respect to any Plan; (ii) no "accumulated funding deficiency," as such term is defined in Section 302 of ERISA and Section 412 of the Code, whether or not waived, has occurred with respect to any Plan;
  (iii) each Plan has been maintained, operated, and funded in compliance with its own terms and in material compliance with the provisions of ERISA, the Code, and any other applicable federal or state laws; and (iv) no lien in favor or the PBGC or a Plan has arisen or is reasonably likely to arise on account of any Plan.

        (b) The actuarial present value of all "benefit liabilities" under each Single Employer Plan (determined within the meaning of Section 401(a)(2) of the Code, utilizing the actuarial assumptions used to fund such Plans), whether or not vested, did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the current value of the assets of such Plan allocable to such accrued liabilities.

        (c) Neither the Borrower, nor any of its Subsidiaries nor any ERISA Affiliate has incurred, or, to the best knowledge of the Credit Parties, are reasonably expected to incur, any withdrawal liability under ERISA to any Multiemployer Plan or Multiple Employer Plan. Neither the Borrower, nor any of its Subsidiaries nor any ERISA Affiliate has received any notification that any Multiemployer Plan is in reorganization (within the meaning of Section 4241 of ERISA), is insolvent (within the meaning of Section 4245 of ERISA), or has been terminated (within the meaning of Title IV of ERISA), and no Multiemployer Plan is, to the best knowledge of the Credit Parties, reasonably expected to be in reorganization, insolvent, or terminated.

        (d) No prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) or breach of fiduciary responsibility has occurred with respect to a Plan which has subjected or may subject the Borrower or any of its Subsidiaries or any ERISA Affiliate to any liability under Sections 406, 409, 502(i), or 502(l) of ERISA or Section 4975 of the Code, or under any agreement or other instrument pursuant to which the Borrower or any of its Subsidiaries or any ERISA Affiliate has agreed or is required to indemnify any person against any such liability.

        (e) The present value (determined using actuarial and other assumptions which are reasonable with respect to the benefits provided and the employees participating) of the liability of the Borrower and its Subsidiaries and each ERISA Affiliate for post-retirement welfare benefits to be provided to their current and former employees under Plans which are welfare benefit plans (as defined in Section 3(1) of ERISA), net of all assets under all such Plans allocable to such benefits, are reflected on the Financial Statements in accordance with FAS 106.

        (f) Each Plan which is a welfare plan (as defined in Section 3(1) of ERISA) to which Sections 601-609 of ERISA and Section 4980B of the Code apply has been administered in compliance in all material respects with such sections.

  6.15  SUBSIDIARIES.
        ------------

  Set forth on Schedule 6.15 is a complete and accurate list of all Subsidiaries
               -------------
of each Credit Party.  Information on Schedule 6.15 includes jurisdiction of
                                      -------------
incorporation, the number of shares of each class of capital stock or other equity interests outstanding, the number and percentage of outstanding shares of each class owned (directly or indirectly) by such Credit Party; and the number and effect, if exercised, of all outstanding options, warrants, rights of conversion or purchase and all other similar rights with respect thereto. The outstanding capital stock and other equity interests of all such Subsidiaries is validly issued, fully paid and non-assessable and is owned by each such Credit

Party, directly or indirectly, free and clear of all Liens (other than those arising under or contemplated in connection with the Supplemental Credit Documents). Other than as set forth in Schedule 6.15, neither any Credit Party
                                        -------------
nor any Subsidiary thereof has outstanding any securities convertible into or exchangeable for its capital stock nor does any such Person have outstanding any rights to subscribe for or to purchase or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to its capital stock.

  6.16  USE OF PROCEEDS; MARGIN STOCK.
        -----------------------------

  The proceeds of the Term Loans hereunder will be used solely for the purposes specified in Section 7.10. None of the proceeds of the Term Loans will be used for the purpose of purchasing or carrying any "margin stock" as defined in Regulation U or Regulation X, or for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry "margin stock" or any "margin security" or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of Regulation U or Regulation X or Regulation T. None of the Credit Parties owns any "margin stock".

  6.17  GOVERNMENT REGULATION.
        ---------------------

  No Credit Party is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Investment Company Act of 1940 or the Interstate Commerce Act, each as amended. In addition, no Credit Party is an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, or controlled by such a company, or a "holding company," or a "Subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "Subsidiary" or a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended. No director, executive officer or principal shareholder of the Borrower or any of its Subsidiaries is a director, executive officer or principal shareholder of any Lender. For the purposes hereof the terms "director", "executive officer" and "principal shareholder" (when used with reference to any Lender) have the respective meanings assigned thereto in Regulation O issued by the Board of Governors of the Federal Reserve System.

  6.18  ENVIRONMENTAL MATTERS.
        ---------------------

  (a) Except as set forth on Schedule 6.18:
                             -------------

         (i) each of the Real Properties and all operations at the Real Properties are in compliance with all applicable Environmental Laws, and there is no violation of any Environmental Law with respect to the Real Properties or the businesses operated by the Borrower or any of its Subsidiaries (the "Businesses"), and there are no conditions relating
                         ----------
      to the Businesses or Real Properties that could give rise to liability under any applicable Environmental Laws.

        (ii) None of the Real Properties contains, or has previously contained, any Hazardous Materials at, on or under the Real Properties in amounts or concentrations that, if released, constitute or constituted a violation of, or could give rise to liability under, Environmental Laws.

        (iii) Neither the Borrower nor any of its Subsidiaries has received any written or oral notice of, or inquiry from any Governmental Authority regarding, any violation, alleged violation, non-compliance, liability or potential liability regarding Hazardous Materials or compliance with Environmental Laws with regard to any of the Real Properties, Leasehold Properties or the Businesses, nor does the Borrower or any of its Subsidiaries have knowledge or reason to believe that any such notice is being threatened.

        (iv) Hazardous Materials have not been transported or disposed of from the Real Properties, or generated, treated, stored or disposed of at, on or under any of the Real Properties or any other location, in each case by, or on behalf or with the permission of, the Borrower or any of its Subsidiaries in a manner that would reasonably be expected to give rise to liability under any applicable Environmental Law.

        (v) No judicial proceeding or governmental or administrative action is pending or, to the knowledge of the Borrower or any of its Subsidiaries, threatened, under any Environmental Law to which the Borrower or any of its Subsidiaries is or will be named as a party, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Borrower or any of its Subsidiaries, the Real Properties or the Businesses.

        (vi) There has been no release or threat of release of Hazardous Materials at or from the Real Properties, or arising from or related to the operations (including, without limitation, disposal) of the Borrower or any of its Subsidiaries in connection with the Real Properties or otherwise in connection with the Businesses.

        (vii) Neither the Borrower nor any of its Subsidiaries has assumed any liability of any Person (other than another Credit Party) under any Environmental Law.

      (b) The Borrower has adopted procedures that are designed to (i) ensure that each Credit Party and their Subsidiaries, any of their operations and each of the properties owned or leased by each Credit Party and their Subsidiaries remains in compliance with applicable Environmental Laws and
  (ii) minimize any liabilities or potential liabilities that each Credit Party and their Subsidiaries, any of their operations and each of the properties owned or leased by each Credit Party and their Subsidiaries may have under applicable Environmental Laws.

  6.19  INTELLECTUAL PROPERTY.
        ---------------------

  The Borrower and each of its Subsidiaries owns, or has the legal right to use, all trademarks, tradenames, copyrights, technology, know-how and processes (the "Intellectual Property") necessary for each of them to conduct its business as
 ---------------------
currently conducted except for those the failure to own or
have such legal right to use would not have or be reasonably expected to have a Material Adverse Effect. Set forth on Schedule 6.19 is a list of all
                                      -------------
Intellectual Property owned by the Borrower and its Subsidiaries or that the Borrower or one of its Subsidiaries has the right to use (which list shall identify the Person that owns or has the right to use each such item of Intellectual Property). Except as provided on Schedule 6.19, no claim has been
                                              -------------
asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor does any Credit Party know of any such claim, and to the Credit Parties' knowledge the use of such Intellectual Property by the Borrower or any of its Subsidiaries does not infringe on the rights of any Person, except for such claims and infringements that in the aggregate, would not have or be reasonably expected to have a Material Adverse Effect.

  6.20  SOLVENCY.
        --------

  Each Credit Party is and, after consummation of the transactions contemplated by this Credit Agreement and the New Credit Agreement, will be Solvent.

  6.21  INVESTMENTS.
        -----------

  All Investments of the Borrower and each of its Subsidiaries are either Permitted Investments or otherwise permitted by the terms of this Credit Agreement.

  6.22  NO FINANCING OF CORPORATE TAKEOVERS.
        -----------------------------------

  No proceeds of the Loans hereunder have been or will be used to acquire, directly or indirectly, any security in any transaction which is subject to Sections 13 or 14 of the Securities Exchange Act of 1934, as amended (including, without limitation, Sections 13(d) and 14(d) thereof) or to refinance any Indebtedness used to acquire any such securities.

  6.23  LOCATION OF COLLATERAL.
        ----------------------

  Set forth on Schedule 6.23(a) is a list of all Real Properties and Leasehold
               ----------------
Properties with street address, county and state where located.  Set forth on
Schedule 6.23(b) is a list of all locations where any personal property of a
----------------
Credit Party is located, including county and state where located.  Set forth on
Schedule 6.23(c) is the chief executive office and principal place of business
----------------
of each Credit Party.

  6.24  DISCLOSURE.
        ----------

  Neither this Credit Agreement nor any financial statements delivered to the Supplemental Credit Lenders nor any other document, certificate or statement furnished to the Supplemental Credit Lenders by or on behalf of any Credit Party in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein or herein not misleading.

  6.25  LICENSES, ETC.
        --------------

  The Borrower and each of its Subsidiaries has obtained and holds in full force and effect, all franchises, licenses, permits, certificates, authorizations, qualifications, accreditations, easements, rights of way and other rights, consents and approvals which are necessary for the operation of their respective businesses as presently conducted.

  6.26  NO BURDENSOME RESTRICTIONS.
        --------------------------

  Neither the Borrower nor any Subsidiary of the Borrower is a party to any agreement or instrument or subject to any other obligation or any charter or corporate restriction or any provision of any applicable law, rule or regulation which, individually or in the aggregate, would have or be reasonably expected to have a Material Adverse Effect.

  6.27  BROKERS' FEES.
        -------------

  No Credit Party has any obligation to any Person in respect of any finder's, broker's, investment banking or other similar fee in connection with any of the transactions contemplated under the Supplemental Credit Documents.

  6.28  LABOR MATTERS.
        -------------

  There are no collective bargaining agreements or Multiemployer Plans covering the employees of the Borrower or any Subsidiary of the Borrower and none of such Persons has suffered any strikes, walkouts, work stoppages or other material labor difficulty within the last five years.

  6.29  COLLATERAL DOCUMENTS.
        --------------------

  The Collateral Documents create valid security interests in, and first Liens on, the Collateral purported to be covered thereby, which security interests and Liens are and will remain perfected security interests and Liens, prior to all other Liens other than Permitted Liens. Each of the representations and warranties made by the Borrower and its Subsidiaries in the Collateral Documents is true and correct.

  6.30  RELATED TRANSACTIONS.
        --------------------

  The closing of the acquisition of the Acquired Assets will occur simultaneously with the making of the initial Loans hereunder and under the New Credit Agreement, and no party waived, without the consent of the Required Lenders, any condition precedent to their obligations to close as set forth in the Purchase Agreement. True and complete copies of the Purchase Agreement have been delivered to each of the Supplemental Credit Lenders, together with a true and complete copy of each document to be delivered at the closing of the acquisition of the Acquired Assets.

  6.31  REPRESENTATIONS AND WARRANTIES INCORPORATED FROM PURCHASE AGREEMENT.
        -------------------------------------------------------------------

  As of the Closing Date, each of the representations and warranties made in the Purchase Agreement by each of the parties thereto is true and correct in all material respects, and such representations and warranties are hereby incorporated herein by reference with the same effect as though set forth in their entirety herein, as qualified therein.

  6.32  SENIOR DEBT.
        -----------

  The Term Loans are Senior Debt (as defined in the Indenture) under Article
10.02 of the Indenture, meaning the Supplemental Credit Lenders shall have all of the rights and privileges of a holder of Senior Debt (as defined in the Indenture) under the Indenture including, but not limited to, the rights set forth in Article 10 of the Indenture. The Term Loans are Senior Indebtedness (as defined in the Second Indenture) under the Second Indenture, meaning the Supplemental Credit Lenders shall have all of the rights and privileges of a holder of Senior Indebtedness (as defined in the Second Indenture) under the Second Indenture.

  6.33  YEAR 2000 COMPLIANCE.
        --------------------

  Each Credit Party has (i) initiated a review and assessment of all areas within its and each of its Subsidiaries' business and operations that could be adversely affected by the "Year 2000 Problem" (that is, the risk that computer applications used by such Credit Party or any of its Subsidiaries may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999), (ii) developed a plan and timeline for addressing the Year 2000 Problem on a timely basis, and (iii) to date, implemented that plan in accordance with the timetable. Based on the foregoing, each Credit Party believes that all computer applications that are material to its and any of its Subsidiaries' business and operations are reasonably expected on a timely basis to be able to perform properly date-sensitive functions for all dates before and after January 1, 2000 (that is, be "Year 2000 compliant"), except to the extent that a failure to do so could not reasonably be expected to have a Material Adverse Effect.


                                   SECTION 7

                             AFFIRMATIVE COVENANTS
                             ---------------------

  Each Credit Party hereby covenants and agrees that so long as this Credit Agreement is in effect and until the Loans, together with interest, fees and other obligations hereunder have been paid in full and the Commitments hereunder shall have terminated:

  7.1  INFORMATION COVENANTS.
       ---------------------

  The Borrower will furnish, or cause to be furnished, to the Agent:

    (a) Annual Financial Statements. As soon as available, and in any event within 120 days after the close of each fiscal year of the Borrower, a consolidated and consolidating balance sheet and income statement of the Borrower and its Subsidiaries, as of the end of such fiscal year, together with related consolidated and consolidating statements of operations and retained earnings and of cash flows for such fiscal year, setting forth in comparative form consolidated figures for the preceding fiscal year, all such financial information described above to be in reasonable form and detail and audited by independent certified public accountants of recognized national standing reasonably acceptable to the Agent and whose opinion shall be to the effect that such financial statements have been prepared in accordance with GAAP (except for changes with which such accountants concur) and shall not be limited as to the scope of the audit or qualified in any manner.

    (b) Quarterly Financial Statements.  As soon as available, and in any event
        ------------------------------
  within 45 days after the close of each fiscal quarter of the Borrower
  (other than the fourth fiscal quarter, in which case 120 days after the end thereof) a consolidated balance sheet and income statement of the Borrower and its Subsidiaries, as of the end of such fiscal quarter, together with related consolidated statements of operations and retained earnings and of cash flows for such fiscal quarter in each case setting forth in comparative form consolidated figures for the corresponding period of the preceding fiscal year, all such financial information described above to be in reasonable form and detail and reasonably acceptable to the Agent, and accompanied by a certificate of the chief financial officer of the Borrower to the effect that such quarterly financial statements fairly present in all material respects the financial condition of the Borrower and its Subsidiaries and have been prepared in accordance with GAAP, subject to changes resulting from audit and normal year-end audit adjustments.

    (c) Monthly Financial Statements. As soon as available and in any event
        ----------------------------
  within 20 days after the end of each month of the Borrower (other than the last month of the first three fiscal quarters in which case 45 days after the end thereof), a consolidated balance sheet and income statement of the Borrower and its Subsidiaries as at the end of such month together with (i) related consolidated statements of operations and retained earnings for such month in each case setting forth in comparative form consolidated figures for the corresponding period of the preceding fiscal year and (ii) a separate income statement for each Foreign Subsidiary (and such other financial information as reasonably requested by the Agent or the Required Lenders), all such financial information described above to be in reasonable form and detail and reasonably acceptable to the Agent, and accompanied by a certificate of the chief financial officer of the Borrower to the effect that such monthly financial statements fairly present in all material respects the financial condition of the Borrower and its Subsidiaries and have been prepared in accordance with GAAP, subject to changes resulting from audit and normal year-end audit adjustments. Notwithstanding the foregoing, for the calendar months ending December 31, 1998 and January 31, 1999, the Borrower shall furnish the items identified in this Section 7.1(c) within 30 days after the end of each such calendar month.

    (d) Officer's Certificate. At the time of delivery of the financial
        ---------------------
  statements provided for in Sections 7.1(a) and 7.1(b) above, a certificate of the chief operating or accounting officer of the Borrower substantially in the form of Exhibit 7.1(d), (i) demonstrating compliance with the financial covenants contained in Section 7.12 by calculation thereof as of the end of each such fiscal period and (ii) stating that no Default or Event of Default exists, or if any Default or Event of Default does exist, specifying the nature and extent thereof and what action the Borrower proposes to take with respect thereto. The Borrower shall also deliver a copy of such certificate to the Agency Services Address.

    (e) Annual Business Plan and Budgets. Not later than 70 days after the end
        --------------------------------
  of each fiscal year of the Borrower, beginning with the fiscal year ending November 30, 1998, an annual business plan and budget of the Borrower and its Subsidiaries containing, among other things, pro forma financial statements for the next fiscal year.

    (f) Compliance With Certain Provisions of the Credit Agreement.  Within 120
        ----------------------------------------------------------
  days after the end of each fiscal year of the Borrower, the Borrower shall deliver a certificate, containing information regarding (i) the calculation of Excess Cash Flow and (ii) the amount of any Asset Dispositions, Debt Issuances, Equity Issuances and Recovery Events that were made during the prior fiscal year.

    (g) Accountant's Certificate.  Within the period for delivery of the annual
        ------------------------
  financial statements provided in Section 7.1(a), a certificate of the accountants conducting the annual audit stating that they have reviewed this Credit Agreement and stating further whether, in the course of their audit, they have become aware of any Default or Event of Default and, if any such Default or Event of Default exists, specifying the nature and extent thereof.

    (h) Auditor's Reports.  Promptly upon receipt thereof, a copy of any
        -----------------
  "management letter" submitted by independent accountants to the Borrower or any of its Subsidiaries in connection with any annual, interim or special audit of the books of the Borrower or any of its Subsidiaries.

    (i) Reports. Promptly upon transmission or receipt thereof, (a) copies of any filings and registrations with, and reports to or from, the Securities and Exchange Commission, or any successor agency, and copies of all financial statements, proxy statements, notices and reports as the Borrower or any of its Subsidiaries shall send to its shareholders generally or to a holder of any Indebtedness owed by the Borrower or any of its Subsidiaries in its capacity as such a holder and (b) upon the written request of the Agent, all reports and written information to and from the United States Environmental Protection Agency, or any state or local agency responsible for environmental matters, the United States Occupational Health and Safety Administration, or any state or local agency responsible for health and safety matters, or any successor agencies or authorities concerning environmental, health or safety matters.

    (j) Notices. Upon a Credit Party obtaining knowledge thereof, such Credit
        -------
  Party will give written notice to the Agent immediately of (a) the occurrence of an event or condition consisting of a Default or Event of Default, specifying the nature and existence thereof and what action the Borrower proposes to take with respect thereto, and (b) the occurrence of any of the following with respect to the Borrower or any of its Subsidiaries (i) the pendency or commencement of any litigation, arbitral or governmental proceeding against the Borrower or any of its Subsidiaries which if adversely determined would have or would be reasonably expected to have a Material Adverse Effect, or (ii) the institution of any proceedings against the Borrower or any of its Subsidiaries with respect to, or the receipt of notice by such Person of potential liability or responsibility for violation, or alleged violation of any federal, state or local law, rule or regulation, including but not limited to, Environmental Laws, the violation of which would have or would be reasonably expected to have a Material Adverse Effect.

    (k) ERISA. Upon any of the Credit Parties or any ERISA Affiliate obtaining
        -----
  knowledge thereof, Borrower will give written notice to the Agent and each of the Supplemental Credit Lenders promptly (and in any event within five Business Days) of: (i) any event or condition, including, but not limited to, any Reportable Event, that constitutes, or might reasonably lead to, a Termination Event; (ii) with respect to any Multiemployer Plan, the receipt of notice as prescribed in ERISA or otherwise of any withdrawal liability assessed against the Borrower or any of its ERISA Affiliates, or of a determination that any Multiemployer Plan is in reorganization or insolvent (both within the meaning of Title IV of ERISA); (iii) the failure to make full payment on or before the due date (including extensions) thereof of all amounts which the Borrower or any of its Subsidiaries or ERISA Affiliate is required to contribute to each Plan pursuant to its terms and as required to meet the minimum funding standard set forth in ERISA and the Code with respect thereto; or (iv) any change in the funding status of any Plan that could have a Material Adverse Effect; together, with a description of any such event or condition or a copy of any such notice and a statement by the principal financial officer of the Borrower briefly setting forth the details regarding such event, condition, or notice, and the action, if any, which has been or is being taken or is proposed to be taken by the Credit Parties with respect thereto. Promptly upon request, the Borrower shall furnish the Agent and each of the Lenders with such additional information concerning any Plan as may be reasonably requested, including, but not limited to, copies of each annual report/return (Form 5500 series), as well as all schedules and attachments thereto required to filed with the Department of Labor and/or the Internal Revenue Service pursuant to ERISA and the Code, respectively, for each "plan year" (within the meaning of Section 3(39) of ERISA).

    (l) Environmental.
        -------------

        (i) Upon the reasonable written request of the Agent, the Borrower will furnish or cause to be furnished to the Agent, at the Borrower's expense, an environmental assessment of reasonable scope, form and depth, (including, where appropriate, invasive soil or groundwater sampling) by a consultant reasonably acceptable to the Agent as to the nature and extent of the presence of any Hazardous Materials on any property owned, leased or operated by the Borrower or any of its Subsidiaries and as to the compliance by the Borrower and each of its Subsidiaries with Environmental Laws. If the Borrower fails to deliver such an environmental report within seventy-five
    (75) days after receipt of such written request then the Agent may arrange for same, and the Borrower hereby grants to the Agent and its representatives access to the Real Properties and a license to undertake such an assessment (including, where appropriate, invasive soil or groundwater sampling). The reasonable cost of any assessment arranged for by the Agent pursuant to this provision will be payable by the Borrower on demand and added to the obligations secured by the Collateral Documents.

      (ii) The Borrower and each of its Subsidiaries will conduct and complete all investigations, studies, sampling, and testing and all remedial, removal, and other actions necessary to address all Hazardous Materials on, from, or affecting any real property owned or leased by the Borrower or its Subsidiaries to the extent necessary to be in compliance with all Environmental Laws and all other applicable federal, state, and local laws, regulations, rules and policies and with the orders and directives of all Governmental Authorities exercising jurisdiction over such real property to the extent any failure would have or be reasonably expected to have a Material Adverse Effect.

    (m) Star Report. At the time of delivery of the financial statements
        -----------
  provided for in Section 7.1(b) above, a company-prepared report containing information as to brand sales and advertising cost analysis for the fiscal quarter of the Borrower most recently ending.

    (n) Other Information. With reasonable promptness upon any such request,
        -----------------
  such other information regarding the business, properties or financial condition of the Borrower and its Subsidiaries as the Agent or the Required Lenders may reasonably request.

  7.2  PRESERVATION OF EXISTENCE AND FRANCHISES.
       ----------------------------------------

  Each of the Credit Parties will, and will cause each of its Subsidiaries to, do all things necessary to preserve and keep in full force and effect in all material respects its existence, rights, franchises and authority.

  7.3  BOOKS AND RECORDS.
       -----------------

  Each of the Credit Parties will, and will cause each of its Subsidiaries to, keep complete and accurate books and records of its transactions in accordance with good accounting practices on the basis of GAAP (including the establishment and maintenance of appropriate reserves).

  7.4  COMPLIANCE WITH LAW.
       -------------------

  Each of the Credit Parties will, and will cause each of its Subsidiaries to, comply with all laws, rules, regulations and orders, and all applicable restrictions imposed by all Governmental Authorities, applicable to it and its property (including, without limitation, Environmental Laws) if noncompliance with any such law, rule, regulation, order or restriction would have or reasonably be expected to have a Material Adverse Effect.

  7.5  PAYMENT OF TAXES AND OTHER INDEBTEDNESS.
       ---------------------------------------

  Each of the Credit Parties will, and will cause its Subsidiaries to, pay and discharge (a) all taxes, assessments and governmental charges or levies imposed upon it, or upon its income or profits, or upon any of its properties, before they shall become delinquent, (b) all lawful claims (including claims for labor, materials and supplies) which, if unpaid, might give rise to a Lien upon any of its properties, and (c) except as prohibited hereunder, all of its other Indebtedness as it shall become due; provided, however, that a Credit Party or its Subsidiary shall not be required to pay any such tax, assessment, charge, levy, claim or Indebtedness which is being contested in good faith by appropriate proceedings and as to which adequate reserves therefor have been established in accordance with GAAP, unless the failure to make any such payment (i) would give rise to an immediate right to foreclose on a Lien securing such amounts or
(ii) would have a Material Adverse Effect.

  7.6  INSURANCE.
       ---------

  Each of the Credit Parties will, and will cause each of its Subsidiaries to, at all times maintain in full force and effect insurance (including worker's compensation insurance, liability insurance, casualty insurance and business interruption insurance) in such amounts, covering such risks and liabilities and with such deductibles or self-insurance retentions as are in accordance with normal industry practice. All liability policies shall have each Supplemental Credit Lender as an additional insured and all casualty policies shall have the Agent, on behalf of the Supplemental Credit Lenders, as loss payee.

In the event there occurs any material loss, damage to or destruction of the Collateral of any Credit Party or any part thereof, such Credit Party shall promptly give written notice thereof to the Agent generally describing the nature and extent of such damage or destruction. Subsequent to any loss, damage to or destruction of the Collateral of any Credit Party or any part thereof, such Credit Party, whether or not the insurance proceeds, if any, received on account of such damage or destruction shall be sufficient for that purpose, at such Credit Party's cost and expense, will promptly repair or replace the Collateral of such Credit Party so lost, damaged or destroyed; provided, however, that such Credit Party shall not be obligated to repair or replace any Collateral so lost, damaged or destroyed to the extent the failure to make such repair or replacement (a) is desirable to the proper conduct of the business of such Credit Party in the ordinary course and otherwise is in the best interest of such Credit Party and (b) would not materially impair the rights and benefits of the Agent or the Supplemental Credit Lenders under this Credit Agreement or any other Supplemental Credit Documents. In the event a Credit Party shall receive any insurance proceeds, as a result of any loss, damage or destruction, in a net amount in excess of $100,000, such Credit Party will immediately pay over such proceeds to the Agent as cash collateral for the Credit Party Obligations. The Agent agrees to release such insurance proceeds to such Credit Party for replacement or restoration of the portion of the Collateral of such Credit Party lost, damaged or destroyed if, (A) within 120 days from the date the Agent receives such insurance proceeds, the Agent has received written application for such release from such Credit Party together with evidence reasonably satisfactory to it that the Collateral lost, damaged or destroyed has been or will be replaced or restored to its condition (or by Collateral having a value at least equal to the condition of the asset subject to the loss, damage or destruction) immediately prior to the loss, destruction or other event giving rise to the payment of such insurance proceeds and (B) on the date of such release no Default or Event of Default exists. If the conditions in the preceding sentence are not met, the Agent shall, on the first Business Day subsequent to the date 120 days after it received such insurance proceeds, apply such insurance proceeds as a mandatory prepayment of the Credit Party Obligations for application in accordance with the terms of Section 3.3(b)(v) and Section 3.3(c). All insurance proceeds shall be subject to the security interest of the Supplemental Credit Lenders under the Collateral Documents.

The present insurance coverage of the Borrower and its Subsidiaries is outlined as to carrier, policy number, expiration date, type and amount on Schedule 7.6,
                                                                  ------------
as Schedule 7.6 may be amended from time to time by written notice to the Agent.
   ------------

  7.7  MAINTENANCE OF PROPERTY.
       -----------------------

  Each of the Credit Parties will, and will cause its Subsidiaries to, maintain and preserve its properties and equipment in good repair, working order and condition, normal wear and tear excepted, and will make, or cause to be made, in such properties and equipment from time to time all repairs, renewals, replacements, extensions, additions, betterments and improvements thereto as may be needed or proper, to the extent and in the manner customary for companies in similar businesses.

  7.8  PERFORMANCE OF OBLIGATIONS.
       --------------------------

  Each of the Credit Parties will, and will cause its Subsidiaries to, perform in all material respects all of its obligations under the terms of all material agreements, indentures, mortgages, security agreements or other debt instruments to which it is a party or by which it is bound.

  7.9  COLLATERAL.
       ----------

  If, subsequent to the Closing Date, a Credit Party shall (a) acquire or lease any real property or (b) acquire any intellectual property, securities instruments, chattel paper or other personal property required to be delivered to the Agent as Collateral hereunder or under any of the Collateral Documents, the Borrower shall immediately notify the Agent of same. Each Credit Party shall take such action (including, but not limited to, the actions set forth in Sections 5.1(f) and (g) of the New Credit Agreement), as requested by the Agent and at its own expense, to ensure that the Lenders have a first priority perfected Lien in all owned real property (and in such leased real property as requested by the Agent or the Required Lenders) and all personal property of the Credit Parties (whether now owned or hereafter acquired), subject only to Permitted Liens. Each Credit Party shall adhere to the covenants regarding the location of personal property as set forth in the Security Agreements.

  7.10  USE OF PROCEEDS.
        ---------------

  The Credit Parties will use proceeds of the Loans solely (a) to refinance the existing Indebtedness of the Borrower, (b) to finance the acquisition of the Acquired Assets and (c) to pay related fees and expenses in connection with the foregoing.

  7.11  AUDITS/INSPECTIONS.
        ------------------

  Upon reasonable notice and during normal business hours, each Credit Party will, and will cause its Subsidiaries to, permit representatives appointed by the Agent or any Lender, including, without limitation, independent accountants, agents, attorneys and appraisers to visit and inspect such Credit Party's (or its Subsidiary's) property, including its books and records, its accounts receivable and inventory, its facilities and its other business assets, and to make photocopies or photographs thereof and to write down and record any information such representative obtains and shall permit the Agent or its representatives to investigate and verify the accuracy of information provided to the Lenders and to discuss all such matters with the officers, employees and representatives of the Credit Parties and their Subsidiaries. The Credit Parties agree that the Agent, and its representatives, may conduct an annual audit of the Collateral, at the expense of the Borrower.

  7.12  FINANCIAL COVENANTS.
        -------------------

     (a) Interest Coverage Ratio. The Interest Coverage Ratio, as of the end of
         -----------------------
  each fiscal quarter, shall be greater than or equal to:

         (i)   From the Effective Date to and including November 29, 1999,
               1.70 to 1.0;

         (ii)  From November 30, 1999 to and including November 29, 2000,
               1.85 to 1.0; and

         (iii) From November 30, 2000 and thereafter, 2.0 to 1.0.

     (b) Fixed Charge Coverage Ratio. The Fixed Charge Coverage Ratio, as of the
         ---------------------------
  end of each fiscal quarter, shall be greater than or equal to:

         (i)   From the Effective Date to and including November 29, 1999,
               1.10 to 1.0; and

         (ii)  From November 30, 1999 and thereafter, 1.25 to 1.0.

     (c) Leverage Ratio. The Leverage Ratio, as of the end of each fiscal
         --------------
  quarter, shall be less than or equal to:

         (i)   From the Effective Date to and including November 29, 1999,
               5.25 to 1.0;

         (ii)  From November 30, 1999 to and including November 29, 2000,
               4.5 to 1.0;

         (iii) From November 30, 2000 to and including November 29, 2001,
               4.0 to 1.0; and

         (iv)  From November 30, 2001 and thereafter, 3.75 to 1.0.

     (d) Senior Leverage Ratio.  The Senior Leverage Ratio, as of the end of
         ---------------------
  each fiscal quarter, shall be less than or equal to:

         (i)   From the Effective Date to and including November 29, 1999,
               2.50 to 1.0; and

         (ii)  From November 30, 1999 and thereafter, 2.0 to 1.0.

     (e) Net Worth.  At all times Net Worth shall be no less than $17,600,000
         ---------
  increased on a cumulative basis, commencing with the fiscal quarter ending November 29, 1998, by an amount equal to, (i) as of the last day of each fiscal quarter, 50% of Net Income for the fiscal quarter then ended (without deductions for any losses) plus (ii) 100% of the Net Cash Proceeds from any Equity Issuance subsequent to the Closing Date.

     (f) Appraised Brand Value. As of the end of each fiscal quarter of the
         ---------------------
  Borrower, with respect to the Borrower and its Subsidiaries on a consolidated basis, the most recent appraised value of all brands or product lines of the Borrower and its Subsidiaries on a consolidated basis on such date shall be greater than or equal to $455 million.

     (g) Calculation Method.  Notwithstanding any provision to the contrary
         ------------------
  contained herein, (i) for purposes of calculating the Leverage Ratio and Senior Leverage Ratio for the Borrower's fiscal quarter ending February 28, 1999, EBITDA attributable to the Acquired Assets for the twelve month period for which EBITDA is being calculated shall be deemed to be the result obtained by multiplying the actual EBITDA attributable to the Acquired Assets for the two month period ending on February 28, 1999 by 6, (ii) for purposes of calculating the Leverage Ratio and Senior Leverage Ratio for the Borrower's fiscal quarter ending May 31, 1999, EBITDA attributable to the Acquired Assets for the twelve month period for which EBITDA is being calculated shall be deemed to be the result obtained by multiplying the actual EBITDA attributable to the Acquired Assets for the five month period ending on May 31, 1999 by 2.4 and (iii) for purposes of calculating the Leverage Ratio and Senior Leverage Ratio for the Borrower's fiscal quarter ending August 31, 1999, EBITDA attributable to the Acquired Assets for the twelve month period for which EBITDA is being calculated shall be deemed to be the result obtained by multiplying the actual EBITDA attributable to the Acquired Assets for the eight month period ending on August 31, 1999 by 1.5. Furthermore, for purposes of calculating the Leverage Ratio and Senior Leverage Ratio at any time during the twelve month period following a Permitted Acquisition, EBITDA attributable to the business or assets acquired pursuant to such Permitted Acquisition shall be deemed to be the result obtained by annualizing the components of the actual EBITDA attributable to such assets or business during such period.

     7.13      ADDITIONAL CREDIT PARTIES.
               -------------------------

  At the time any Person becomes a Subsidiary of a Credit Party, the Borrower shall so notify the Agent and promptly thereafter (but in any event within 30 days after the date thereof) shall cause such Person to (a) if it is a Domestic Subsidiary, execute a Joinder Agreement in substantially the same form as
Exhibit 7.13, (b) cause all of the capital stock of such Person (if such Person
------------
is a Domestic Subsidiary) or 65% of the capital stock of such Person (if such Person is a Foreign Subsidiary) to be delivered to the Agent (together with undated stock powers signed in blank) and pledged to the Agent pursuant to an appropriate pledge agreement in substantially the form of the Pledge Agreement and otherwise in a form acceptable to the Agent, (c) if such Person is a Domestic Subsidiary, pledge all of its assets to the Lenders pursuant to a security agreement in substantially the form of the Security Agreements and otherwise in a form acceptable to the Agent (d) if such Person has any Subsidiaries, (i) deliver all of the capital stock of such Domestic Subsidiaries and 65% of the capital stock of such Foreign Subsidiaries (together with undated stock powers signed in blank) to the Agent and (ii) execute a pledge agreement in substantially the form of the Pledge Agreement and otherwise in a form acceptable to the Agent (e) if such Person owns or leases any real property in the United States of America, execute any and all necessary mortgages, deeds of trust, deeds to secure debt, leasehold mortgages, collateral assignments of leaseholds or other appropriate real estate collateral documentation in a form acceptable to the Agent and (f) deliver such other documentation as the Agent may reasonably request in connection with the foregoing, including, without limitation, appropriate UCC-1 financing statements, real estate title insurance policies, environmental reports, landlord waivers, certified resolutions and other organizational and authorizing documents of such Person and favorable opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to above), all in form, content and scope reasonably satisfactory to the Agent.

  7.14  OWNERSHIP OF SUBSIDIARIES.
        -------------------------

  The Borrower shall at all times own 100% of the capital stock of its Subsidiaries (other than to the extent necessary for Chattem (U.K.) Limited and HBA Insurance Ltd. to qualify for incorporation in their respective countries of incorporation, any nominal qualifying shares owned by any necessary governmental authorities) and may not sell, transfer or otherwise dispose of any shares of capital stock of any of its Subsidiaries.

  7.15  APPRAISAL REPORTS.
        -----------------

  The Borrower and its Subsidiaries shall provide the Agent, upon the request of the Agent and at the expense of the Borrower, with asset appraisal reports with respect to the real and personal property of the Borrower and its Subsidiaries including, without limitation, appraisals of brand values (provided, however, the Borrower hereby agrees that at such time as any appraisal with respect to a particular brand contributing at least $5,000,000 of EBITDA for the prior fiscal year is three years old, the Borrower shall provide the Agent with a new brand appraisal with respect to such brand). Furthermore, the Credit Parties hereby agree that if at the end of any fiscal year of the Borrower, EBITDA for such fiscal year is ten percent (10%) less than EBITDA for the prior fiscal year, the Borrower shall provide the Lenders, upon the request of the Lenders and at the expense of the Borrower, with asset appraisal reports with respect to those brands contributing at least $5,000,000 of EBITDA for such fiscal year; provided, however, if such ten percent (10%) reduction in EBITDA is the direct result of an asset disposition permitted by Section 8.5(d), the Borrower shall not be required to provide asset appraisal reports with respect to such brands.

  7.16  YEAR 2000 COMPATIBILITY.
        -----------------------

  Each Credit Party will promptly notify the Agent in the event such Credit Party discovers or determines that any computer application (including those of its suppliers, vendors and customers) that is material to its or any of its Subsidiaries' business and operations will not be Year 2000 compliant, except to the extent that such failure could not reasonably be expected to have a Material Adverse Effect.

  7.17  POST-CLOSING MATTERS.
        --------------------

     (a) Within one hundred twenty (120) days following the Closing Date, the Borrower shall furnish to the Agent Phase I environmental reports in form and substance
  satisfactory to the Agent with respect to each of the Mortgaged Properties set forth on Schedule 6.23(a) (other than the Double Cola Property).
           ----------------

     (b) Within one hundred twenty (120) days following the Closing Date, the Borrower shall cause a field examination with respect to its accounts receivable and inventory to be conducted by an independent appraiser reasonably acceptable to the Agent and shall deliver the report of such field examination to the Agent.

                                   SECTION 8

                               NEGATIVE COVENANTS
                               ------------------

  Each Credit Party hereby covenants and agrees that so long as this Credit Agreement is in effect and until the Loans, together with interest, fees and other obligations hereunder, have been paid in full and the Commitments hereunder shall have terminated:

  8.1  INDEBTEDNESS.
       ------------

  No Credit Party will, nor will it permit any of its Subsidiaries to, contract, create, incur, assume or permit to exist any Indebtedness, except:

     (a) Indebtedness arising under this Credit Agreement, the other Supplemental Credit Documents and the New Credit Agreement Documents;

     (b) the Subordinated Debt;

     (c) Indebtedness existing as of the Closing Date as referenced in Section
  6.10 (and renewals, refinancings or extensions thereof on terms and conditions no more favorable, in the aggregate, to such Person than such existing Indebtedness and in a principal amount not in excess of that outstanding as of the date of such renewal, refinancing or extension);

     (d) Indebtedness owing by one Credit Party to another Credit Party;

     (e) purchase money Indebtedness (including Capital Leases) incurred by the Borrower or any of its Subsidiaries to finance the purchase of fixed assets; provided that (i) the total of all such Indebtedness for all such
  --------
  Persons taken together shall not exceed an aggregate principal amount of $2,000,000.00 at any one time outstanding (including any such Indebtedness referred to in subsection (c) above); (ii) such Indebtedness when incurred shall not exceed the purchase price of the asset(s) financed; and (iii) no such Indebtedness shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing;

    (f) obligations of the Credit Parties in respect of Hedging Agreements entered into in the ordinary course of business to manage existing or anticipated risks and not for speculative purposes;

    (g) Indebtedness incurred by Foreign Subsidiaries not to exceed $500,000.00, in the aggregate, at any one time outstanding (including any such Indebtedness referred to in subsection (c) above); and

    (h) the Additional Subordinated Debt.

  8.2  LIENS.
       -----

  No Credit Party will, nor will it permit its Subsidiaries to contract, create, incur, assume or permit to exist any Lien with respect to any of its property or assets of any kind (whether real or personal, tangible or intangible), whether now owned or after acquired, except for Permitted Liens.

  8.3  NATURE OF BUSINESS.
       ------------------

  No Credit Party will, nor will it permit its Subsidiaries to, alter the character of its business from that conducted as of the Closing Date or engage in any business other than the business conducted as of the Closing Date, which with respect to Signal shall be limited to the ownership of trademarks and tradenames for the purpose of licensing such trademarks and tradenames to the Borrower.

  8.4  CONSOLIDATION AND MERGER.
       ------------------------

  No Credit Party will, nor will it permit its Subsidiaries to, enter into any transaction of merger or consolidation or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution); provided that notwithstanding the foregoing provisions of this Section 8.4, the following actions may be taken if
(a) the Agent is given prior written notice of such action, and the Credit Parties execute and deliver such documents, instruments and certificates as the Agent may request in order to maintain the perfection and priority of the Liens on the assets of the Credit Parties and (b) after giving effect thereto no Default or Event of Default exists:

     (i) any Credit Party may be merged or consolidated with or into the Borrower or any Credit Party (other than the Borrower) may be merged or consolidated with or into any other Credit Party; provided that if such transaction shall be between the Borrower and another Credit Party, the Borrower shall be the continuing or surviving corporation; and

     (ii) any Foreign Subsidiary may merge or consolidate with any other Foreign Subsidiary.

  8.5  SALE OR LEASE OF ASSETS.
       -----------------------

  No Credit Party will, nor will it permit any of its Subsidiaries to, convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any part of its business or assets whether now owned or hereafter acquired, including, without limitation, inventory, receivables, real property, leasehold interests, equipment and securities other than (a) any inventory or other assets sold, leased or disposed of (or simultaneously replaced with like goods) in the ordinary course of business, (b) obsolete, idle or worn-out assets no longer used or useful in its business, (c) the sale, lease or transfer or other disposal by a Credit Party other than the Borrower of any or all of its assets to the Borrower or to any other Credit Party, or (d) sales of product lines (or the right to produce a consumer product or products) provided that (i) the dispositions permitted under this subparagraph (d) shall not exceed $10,000,000 during any fiscal year, (ii) the dispositions permitted under this subparagraph (d) during any fiscal year shall be limited to product lines (or the right to produce a consumer product or products) having aggregate sales for the twelve-month period ending on the fiscal quarter ending immediately preceding the sale in an amount not exceeding ten percent (10%) of EBITDA for such twelve month period and (iii) after giving effect to any such disposition on a pro forma basis, as if such disposition had occurred on the first day of the twelve month period ending on the last day of the Borrower's most recently completed fiscal quarter, the Credit Parties and their Subsidiaries would have been in compliance with all the financial covenants set forth in Section 7.12.

  8.6  ADVANCES, INVESTMENTS AND LOANS.
       -------------------------------

  No Credit Party will, nor will it permit any of its Subsidiaries to, make any Investments except for Permitted Investments.

  8.7  DIVIDENDS.
       ---------

  No Credit Party will, nor will it permit any of its Subsidiaries to, directly or indirectly, (a) declare or pay any dividends (whether cash or otherwise) or make any other distribution upon any shares of its capital stock of any class other than the payment of dividends by the Subsidiaries of the Borrower to the Borrower or (b) other than Permitted Investments purchase, redeem or otherwise acquire or retire or make any provisions for redemption, acquisition or retirement of any shares of its capital stock of any class or any warrants or options to purchase any such shares.

  8.8  TRANSACTIONS WITH AFFILIATES.
       ----------------------------

  Except as set forth on Schedule 8.8, no Credit Party will, nor will it permit
                         ------------
its Subsidiaries to, enter into any transaction or series of transactions, whether or not in the ordinary course of business, with any officer, director, shareholder, Subsidiary or Affiliate other than on terms and conditions substantially as favorable as would be obtainable in a comparable arm's-length transaction with a Person other than an officer, director, shareholder, Subsidiary or Affiliate.

  8.9  FISCAL YEAR; ORGANIZATIONAL DOCUMENTS.
       -------------------------------------

  No Credit Party will, nor will it permit any of its Subsidiaries to, change its fiscal year or materially change its charter documents or its bylaws without the prior written consent of the Required Lenders.

  8.10  PREPAYMENTS OF INDEBTEDNESS.
        ---------------------------

  No Credit Party will, nor will it permit any of its Subsidiaries to, (a) amend or modify (or permit the amendment or modification of) any of the terms of any Indebtedness if such amendment or modification would add or change any terms in a manner adverse to the Supplemental Credit Lenders, including but not limited to, shortening final maturity or average life to maturity of such Indebtedness or requiring any payment to be made sooner than originally scheduled or increasing the interest rate applicable thereto or change any subordination provision thereof, (b) during the existence of a Default or Event of Default, or if a Default or Event of Default would be caused as a result thereof make (or give any notice with respect thereto) any voluntary or optional payment or prepayment or redemption or acquisition for value of (including, without limitation, by way of depositing money or securities with the trustee with respect thereto before due for the purpose of paying when due), refund, refinance or exchange of any other Indebtedness.

  8.11  SUBORDINATED DEBT.
        -----------------

  (a) No Credit Party will (i) make or offer to make any principal payments with respect to the Subordinated Debt, (ii) redeem or offer to redeem any of the Subordinated Debt, or (iii) deposit any funds intended to discharge or defease any or all of the Subordinated Debt; provided, however, the
                                                --------  -------
Borrower may redeem or repurchase the Subordinated Debt in an aggregate amount not to exceed $15,000,000 (such amount to include any accrued interest, premiums or penalties associated therewith) during any fiscal year provided that after giving effect to such repurchase or redemption on
     --------
a pro forma basis, as if such repurchase or redemption had occurred on the first day of the twelve month period ending on the last day of the Borrower's most recently completed fiscal quarter, the Credit Parties and their Subsidiaries would have been in compliance with all the financial covenants set forth in
Section 7.12. The Subordinated Debt may not be amended or modified in any material manner without the prior written consent of the Required Lenders, it being specifically understood and agreed that no amendment to Article 4 or
Article 10 of the Indenture shall be made without the prior written consent of the Required Lenders.

  (b) No Credit Party will (i) make or offer to make any principal payments with respect to the Additional Subordinated Debt, (ii) redeem or offer to redeem any of the Additional Subordinated Debt, or (iii) deposit any funds intended to discharge or defease any or all of the Additional Subordinated Debt. The Additional Subordinated Debt or the Second Indenture may not be amended or modified in any material manner without the prior written consent of the Required Lenders, it being specifically understood and agreed that no amendment to Article 4 or Article 10 of the Second Indenture shall be made without the prior written consent of the Required Lenders.

  8.12  LIMITATIONS.
        -----------

  No Credit Party will, nor will it permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause, incur, assume, suffer or permit to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any such Person to (a) pay dividends or make any other distribution on any of such Person's capital stock, (b) pay any Indebtedness owed to the Borrower or any other Credit Party, (c) make loans or advances to any other Credit Party or (d) transfer any of its property to any other Credit Party, except for encumbrances or restrictions existing under or by reason of
(i) customary non-assignment provisions in any lease governing a leasehold interest, (ii) this Credit Agreement, the other Supplemental Credit Documents and the New Credit Agreement Documents and (iii) the Indenture.

  8.13  SALE LEASEBACKS.
        ---------------

  No Credit Party will, nor will it permit any of its Subsidiaries to, directly or indirectly become or remain liable as lessee or as guarantor or other surety with respect to any lease, of any property (whether real or personal or mixed), whether now owned or hereafter acquired, (a) which such Credit Party or Subsidiary has sold or transferred or is to sell or transfer to any other Person other than a Credit Party or (b) which such Credit Party or Subsidiary intends to use for substantially the same purpose as any other property which has been sold or is to be sold or transferred by such Credit Party or Subsidiary to any Person in connection with such lease.

  8.14  NEGATIVE PLEDGES.
        ----------------

  Other than as set forth in Section 4.12 of the Indenture, none of the Credit Parties will, nor will it permit any of its Subsidiaries to, enter into, assume or become subject to any agreement prohibiting or otherwise restricting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired, or requiring the grant of any security for such obligation if security is given for some other obligation.

  8.15  CAPITAL EXPENDITURES.
        --------------------

  The Credit Parties and their Subsidiaries will not make Capital Expenditures, in any fiscal year, that would exceed $7,500,000.00 in the aggregate.

  8.16  OPERATING LEASES.
        ----------------

  Neither the Borrower nor any of its Subsidiaries shall create, incur, assume or permit to exist obligations under Operating Leases which require aggregate annual payments in excess of $1,500,000.00.

  8.17  PAYMENT BLOCKAGE NOTICE.
        ------------------------

  (a) The Borrower (i) covenants and agrees that it will not give the Payment Blockage Notice (as defined in the Indenture) without the consent of the Required Lenders and (ii) hereby designates and appoints the Agent, as attorney-in-fact of the Borrower, irrevocably and with full power of substitution, to deliver any Payment Blockage Notice that the Borrower has the right to deliver pursuant to the terms of the Indenture; provided that the foregoing appointment shall terminate at such time as the Loans, together with interest, fees and other obligations hereunder, have been paid in full and the Commitments hereunder shall have terminated.

  (b) The Borrower (i) covenants and agrees that it will not give the Payment Blockage Notice (as defined in the Second Indenture) without the consent of the Required Lenders and (ii) hereby designates and appoints the Agent, as attorney-in-fact of the Borrower, irrevocably and with full power of substitution, to deliver any Payment Blockage Notice (as defined in the Second Indenture) that the Borrower has the right to deliver pursuant to the terms of the Second Indenture; provided that the foregoing appointment shall terminate at such time as the Loans, together with interest, fees and other obligations hereunder, have been paid in full and the Commitments hereunder shall have terminated.


                                   SECTION 9

                               EVENTS OF DEFAULT
                               -----------------

  9.1  EVENTS OF DEFAULT.
       -----------------

  An Event of Default shall exist upon the occurrence of any of the following specified events (each an "Event of Default"):
                           ----------------

     (a) Payment.  Any Credit Party shall:
         -------

         (i) default in the payment when due of any principal of any of the Term Loans; or

         (ii) default, and such default shall continue for three or more days, in the payment when due of any interest on the Term Loans, or of any fees or other amounts owing hereunder, under any of the other Supplemental Credit Documents or in connection herewith.

     (b) Representations. Any representation, warranty or statement made or
         ---------------
  deemed to be made by any Credit Party herein, in any of the other Supplemental Credit Documents, or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto shall prove untrue in any material respect on the date as of which it was made or deemed to have been made.

     (c) Covenants.  Any Credit Party shall:
         ---------

         (i) default in the due performance or observance of any term, covenant or agreement contained in Sections 7.2, 7.4, 7.5, 7.6, 7.9, 7.10, 7.12, 7.13, 7.14, 7.15, 7.16, 7.17 or 8.1 through 8.17 inclusive; or

         (ii) default in the due performance or observance by it of any term, covenant or agreement contained in Section 7.1 and such default shall continue unremedied for a period of five Business Days after the earlier of an officer of a Credit Party becoming aware of such default or notice thereof given by the Agent; or

         (iii) default in the due performance or observance by it of any term, covenant or agreement (other than those referred to in subsections (a), (b) or (c)(i) or (ii) of this Section 9.1) contained in this Credit Agreement and such default shall continue unremedied for a period of at least 30 days after the earlier of an officer of a Credit Party becoming aware of such default or notice thereof given by the Agent.

     (d) Other Credit Documents.  (i) Any Credit Party shall default in the due
         ----------------------
  performance or observance of any term, covenant or agreement in any of the other Supplemental Credit Documents and such default shall continue unremedied for a period of at least 30 days after the earlier of an officer of a Credit Party becoming aware of such default or notice thereof given by the Agent, or
  (ii) any Supplemental Credit Documents shall fail to be in full force and effect or to give the Agent and/or the Supplemental Credit Lenders the security interests, liens, rights, powers and privileges purported to be created thereby.

     (e) Guaranties. The guaranty given by the Credit Parties hereunder or by
         ----------
  any Additional Credit Party hereafter or any provision thereof shall cease to be in full force and effect, or any guarantor thereunder or any Person acting by or on behalf of such guarantor shall deny or disaffirm such Guarantor's obligations under such guaranty.

     (f) Bankruptcy, etc. The occurrence of any of the following with respect to
         ---------------
  the Borrower or any of its Subsidiaries (i) a court or governmental agency having jurisdiction in the premises shall enter a decree or order for relief in respect of the Borrower or any of its Subsidiaries in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of any of the Borrower or any of its Subsidiaries or for any substantial part of its property or ordering the winding up or liquidation of its affairs; or (ii) an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect is commenced against the Borrower or any of its Subsidiaries and such petition remains unstayed and in effect for a period of 60 consecutive days; or (iii) the Borrower or any of its Subsidiaries shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of such Person or any substantial part of its property or make any general assignment for the benefit of creditors; or (iv) the Borrower or any of its Subsidiaries shall admit in writing its inability to pay its debts generally as they become due or any action shall be taken by such Person in furtherance of any of the aforesaid purposes.

     (g) Defaults under Other Agreements. With respect to any Indebtedness
         -------------------------------
  (other than Indebtedness outstanding under this Credit Agreement) of the Borrower or any of its Subsidiaries in a principal amount in excess of $500,000.00, including, without limitation, the Subordinated Debt, the Additional Subordinated Debt and any indebtedness under the New Credit Agreement (i) a Credit Party shall (A) default in any payment (beyond the applicable grace period with respect thereto, if any) with respect to any such Indebtedness, or (B) default (after giving effect to any applicable grace period) in the observance or performance of any term, covenant or agreement relating to such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event or condition shall occur or condition exist, the effect of which default or other event or condition is to cause, or permit, the holder or holders of such Indebtedness (or trustee or agent on behalf of such holders) to cause (determined without regard to whether any notice or lapse of time is required) any such Indebtedness to become due prior to its stated maturity; or (ii) any such Indebtedness shall be declared due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof.

     (h) Judgments.  One or more judgments, orders, or decrees shall be entered
         ---------
  against any one or more of the Borrower or any of its Subsidiaries involving a liability of $500,000.00 or more, in the aggregate, (to the extent not paid or covered by insurance provided by a carrier who has acknowledged coverage) and such judgments, orders or decrees shall continue unsatisfied, undischarged and unstayed for a period ending on the first to occur of (i) the last day on which such judgment, order or decree becomes final and unappealable or (ii) 30 days.

     (i) ERISA. Any of the following events or conditions: (A) any "accumulated
         -----
  funding deficiency," as such term is defined in Section 302 of ERISA and
  Section 412 of the Code, whether or not waived, shall exist with respect to any Plan, or any lien shall arise on the assets of the Borrower or any of their Subsidiaries or any ERISA Affiliate in favor of the PBGC or a Plan; (B) a Termination Event shall occur with respect to a Single Employer Plan, which is, in the reasonable opinion of the Agent, likely to result in the termination of such Plan for purposes of Title IV of ERISA; (C) a Termination Event shall occur with respect to a Multiemployer Plan or Multiple Employer Plan, which is, in the reasonable opinion of the Agent, likely to result in
  (i) the termination of such Plan for purposes of Title IV of ERISA, or (ii) the Borrower or any of its Subsidiaries or any ERISA Affiliate incurring any liability in connection with a withdrawal from, reorganization of (within the meaning of Section 4241 of ERISA), or insolvency or (within the meaning of
  Section 4245 of ERISA) such Plan; or (D) any prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) or breach of fiduciary responsibility shall occur which may subject the Borrower or any of its Subsidiaries or any ERISA Affiliate to any liability under Sections 406, 409, 502(i), or 502(l) of ERISA or Section 4975 of the Code, or under any agreement or other instrument pursuant to which the Borrower or any of its Subsidiaries or any ERISA Affiliate has agreed or is required to indemnify any person against any such liability;

     (j) Ownership.  There shall occur a Change of Control;
         ---------

     (k) Subordinated Debt. (i) Any holder of the Subordinated Debt alleges (or
         -----------------
  any Governmental Authority with applicable jurisdiction determines) that the Supplemental Credit Lenders or New Credit Agreement Lenders are not holders of Senior Debt (as defined in the Indenture) or (ii) the subordination provisions in the Indenture shall, in whole or in part, terminate, cease to be effective or cease to be legally valid, binding and enforceable against any holder of the Subordinated Debt;

     (l) Additional Subordinated Debt.  (i) Any holder of the Additional
         ----------------------------
  Subordinated Debt alleges (or any Governmental Authority with applicable jurisdiction determines) that the Supplemental Credit Lenders or New Credit Agreement Lenders are not holders of Senior Indebtedness (as defined in the Second Indenture) or (ii) the subordination provisions in the Second Indenture shall, in whole or in part, terminate, cease to be effective or cease to be legally valid, binding and enforceable against any holder of the Additional Subordinated Debt.

       (m) Business. The Borrower commences to engage in any material respect in
           --------
  a line of business or activity other than the business of manufacturing and marketing of brand name over-the-counter pharmaceuticals, dietary supplements, functional toiletries and cosmetics; or

       (n) Indenture/Change of Control. There shall occur (i) a Change of
           ---------------------------
  Control (as defined in the Indenture) under the Indenture, (ii) a Change of Control Triggering Event (as defined in the Indenture) under the Indenture or
  (iii) a Change of Control (as defined in the Second Indenture) under the Second Indenture.

  9.2  ACCELERATION; REMEDIES.
       ----------------------

  Upon the occurrence of an Event of Default, and at any time thereafter unless and until such Event of Default has been waived in writing by the Required Lenders (or the Lenders as may be required hereunder), the Agent shall, upon the request and direction of the Required Lenders, by written notice to the Borrower, take any of the following actions:

       (a) Acceleration of Loans. Declare the unpaid principal of and any
           ---------------------
  accrued interest in respect of all Term Loans, and any and all other indebtedness or obligations of any and every kind owing by a Credit Party to any of the Supplemental Credit Lenders hereunder to be due whereupon the same shall be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Credit Parties.

       (b) Enforcement of Rights. Enforce any and all rights and interests
           ---------------------
  created and existing under the Supplemental Credit Documents, including, without limitation, all rights and remedies existing under the Collateral Documents, all rights and remedies against a Guarantor and all rights of set-off.

Notwithstanding the foregoing, if an Event of Default specified in Section 9.1(f) shall occur, then all Term Loans, all accrued interest in respect thereof, all accrued and unpaid fees and other indebtedness or obligations owing to the Lenders hereunder shall immediately become due and payable without the giving of any notice or other action by the Agent or the Lenders, which notice or other action is expressly waived by the Credit Parties.

Notwithstanding the fact that enforcement powers reside primarily with the Agent, each Supplemental Credit Lender has a separate right of payment and shall be considered a separate "creditor" holding a separate "claim" within the meaning of Section 101(5) of the Bankruptcy Code or any other insolvency statute.


                                   SECTION 10

                               AGENCY PROVISIONS
                               -----------------

  10.1  APPOINTMENT.
        -----------

  Each Supplemental Credit Lender hereby designates and appoints NationsBank, N.A. as Agent of such Supplemental Credit Lender to act as specified herein and the other Supplemental Credit Documents, and each such Supplemental Credit Lender hereby authorizes the Agent, as the agent for such Supplemental Credit Lender, to take such action on its behalf under the provisions of this Credit Agreement and the other Supplemental Credit Documents and to exercise such powers and perform such duties as are expressly delegated by the terms hereof and of the other Supplemental Credit Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere herein and in the other Supplemental Credit Documents, the Agent shall not have any duties or responsibilities, except those expressly set forth herein and therein, or any fiduciary relationship with any Supplemental Credit Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Credit Agreement or any of the other Supplemental Credit Documents, or shall otherwise exist against the Agent. The provisions of this Section are solely for the benefit of the Agent and the Supplemental Credit Lenders and none of the Credit Parties shall have any rights as a third party beneficiary of the provisions hereof. In performing its functions and duties under this Credit Agreement and the other Supplemental Credit Documents, the Agent shall act solely as the agent of the Supplemental Credit Lenders and does not assume and shall not be deemed to have assumed any obligation or relationship of agency or trust with or for any Credit Party.

  10.2  DELEGATION OF DUTIES.
        --------------------

  The Agent may execute any of its duties hereunder or under the other Supplemental Credit Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

  10.3  EXCULPATORY PROVISIONS.
        ----------------------

  Neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (a) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection herewith or in connection with any of the other Supplemental Credit Documents (except for its or such Person's own gross negligence or willful misconduct) or
(b) responsible in any manner to any of the Supplemental Credit Lenders for any recitals, statements, representations or warranties made by any of the Credit Parties contained herein or in any of the other Supplemental Credit Documents or in any certificate, report, document, financial statement or other written or oral statement referred to or provided for in, or received by the Agent under or in connection herewith or in connection with the other Supplemental Credit Documents, or enforceability or sufficiency therefor of any of the other Supplemental Credit Documents, or for any failure of the Borrower to perform its obligations hereunder or thereunder. The Agent shall not be responsible to any Supplemental Credit Lender for the effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Credit Agreement, or any of the other Supplemental Credit Documents or for any representations, warranties, recitals or statements made herein or therein or made by the Borrower or any Credit Party in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents in connection herewith or therewith furnished or made by the Agent to the Supplemental Credit Lenders or by or on behalf of the Credit Parties to the Agent or any Supplemental Credit Lender or be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained herein or therein or as to the use of the proceeds of the Term Loans or of the existence or possible existence of any Default or Event of Default or to inspect the properties, books or records of the Credit Parties. The Agent is not a trustee for the Supplemental Credit Lenders and owes no fiduciary duty to the Supplemental Credit Lenders.

  10.4  RELIANCE ON COMMUNICATIONS.
        --------------------------

  The Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to any of the Credit Parties, independent accountants and other experts selected by the Agent with reasonable care). The Agent may deem and treat the Supplemental Credit Lenders as the owner of its interests hereunder for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Agent in accordance with Section 11.3(b). The Agent shall be fully justified in failing or refusing to take any action under this Credit Agreement or under any of the other Supplemental Credit Documents unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder or under any of the other Supplemental Credit Documents in accordance with a request of the Required Lenders (or to the extent specifically provided in Section 11.6, all the Lenders) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders (including their successors and assigns).

  10.5  NOTICE OF DEFAULT.
        -----------------

  The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Agent has received notice from a Supplemental Credit Lender or a Credit Party referring to the Supplemental Credit Documents, describing such Default or Event of Default and stating that such notice is a "notice of default." In the event that the Agent receives such a notice, the Agent shall give prompt notice thereof to the Lenders. The Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders.

  10.6  NON-RELIANCE ON AGENT AND OTHER LENDERS.
        ---------------------------------------

  Each Supplemental Credit Lender expressly acknowledges that neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Agent or any affiliate thereof hereinafter taken, including any review of the affairs of any Credit Party, shall be deemed to constitute any representation or warranty by the Agent to any Supplemental Credit Lender.
Each Supplemental Credit Lender represents to the Agent that it has, independently and without reliance upon the Agent or any other Supplemental Credit Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of the Credit Parties and made its own decision to make its Term Loans hereunder and enter into this Credit Agreement. Each Supplemental Credit Lender also represents that it will, independently and without reliance upon the Agent or any other Supplemental Credit Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Credit Agreement, and to make such investigation as it deems necessary to inform itself as to the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of the Credit Parties. Except for notices, reports and other documents expressly required to be furnished to the Supplemental Credit Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Supplemental Credit Lender with any credit or other information concerning the business, operations, assets, property, financial or other conditions, prospects or creditworthiness of the Credit Parties which may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

  10.7  INDEMNIFICATION.
        ---------------

  The Supplemental Credit Lenders agree to indemnify the Agent in its capacity as such (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective percentage of the Term Loan Committed Amount (or if the Term Loan Committed Amount has expired or been terminated, in accordance with the respective aggregate principal amounts of outstanding Term Loans and Participation Interest of the Supplemental Credit Lenders), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including without limitation at any time following payment in full of the Credit Party Obligations) be imposed on, incurred by or asserted against the Agent in its capacity as such in any way relating to or arising out of this Credit Agreement or the other Supplemental Credit Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; provided that no Supplemental Credit
                                            --------
Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of the Agent. If any indemnity furnished to the Agent for any purpose shall, in the opinion of the Agent, be insufficient or become impaired, the Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished. The agreements in this Section shall survive the payment of the Credit Party Obligations and all other amounts payable hereunder and under the other Supplemental Credit Documents.

  10.8  AGENT IN ITS INDIVIDUAL CAPACITY.
        --------------------------------

  The Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower or any other Credit Party as though the Agent were not the Agent hereunder. With respect to the Term Loans made and all obligations owing to it, the Agent shall have the same rights and powers under this Credit Agreement as any Supplemental Credit Lender and may exercise the same as though it were not the Agent, and the terms "Lender", "Lenders",

"Supplemental Credit Lender" and "Supplemental Credit Lenders" shall include the Agent in its individual capacity.

  10.9  SUCCESSOR AGENT.
        ---------------

  The Agent may, at any time, resign upon 20 days written notice to the Supplemental Credit Lenders. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 45 days after the notice of resignation, then the retiring Agent shall select a successor Agent provided such successor is a Supplemental Credit Lender hereunder or a commercial bank organized under the laws of the United States of America or of any State thereof and has a combined capital and surplus of at least $400,000,000. Upon the acceptance of any appointment as the Agent hereunder by a successor, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations as an Agent, as appropriate, under this Credit Agreement and the other Supplemental Credit Documents and the provisions of this Section 10.9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Agent under this Credit Agreement.


                                   SECTION 11

                                 MISCELLANEOUS
                                 -------------

  11.1  NOTICES.
        -------

  Except as otherwise expressly provided herein, all notices and other communications shall have been duly given and shall be effective (a) when delivered, (b) when transmitted via telecopy (or other facsimile device) to the number set out below, (c) the Business Day following the day on which the same has been delivered prepaid to a reputable national overnight air courier service, or (d) the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case to the respective parties at the address or telecopy numbers set forth on Schedule
                                                                   --------
11.1, or at such other address as such party may specify by written notice to
----
the other parties hereto.

  11.2  RIGHT OF SET-OFF.
        ----------------

     In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of an Event of Default and the commencement of remedies described in Section 9.2, each Supplemental Credit Lender is authorized at any time and from time to time, without presentment, demand, protest or other notice of any kind (all of which rights being hereby expressly waived), to set-off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by such Supplemental Credit Lender (including, without limitation branches, agencies or Affiliates of such Supplemental Credit Lender wherever located) to or for the credit or the account of any Credit Party against obligations and liabilities of such Credit Party to the Supplemental Credit Lenders hereunder, under the Term Loan Notes, the other

Supplemental Credit Documents or otherwise, irrespective of whether the Agent or the Supplemental Credit Lenders shall have made any demand hereunder and although such obligations, liabilities or claims, or any of them, may be contingent or unmatured, and any such set-off shall be deemed to have been made immediately upon the occurrence of an Event of Default even though such charge is made or entered on the books of such Lender subsequent thereto. The Credit Parties hereby agree that any Person purchasing a participation in the Term Loans and the Term Loan Committed Amount hereunder pursuant to Section 11.3(c) or 3.9 may exercise all rights of set-off with respect to its participation interest as fully as if such Person were a Supplemental Credit Lender hereunder.

  11.3  BENEFIT OF AGREEMENT.
        --------------------

        (a) Generally. This Credit Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided that none of the Credit Parties may assign
                            --------
     and transfer any of its interests without the prior written consent of the Lenders; and provided further that the rights of each Supplemental
                         -------- -------
     Credit Lender to transfer, assign or grant participations in its rights and/or obligations hereunder shall be limited as set forth in this Section 11.3. Notwithstanding the above, nothing herein shall restrict, prevent or prohibit any Supplemental Credit Lender from (i) pledging its Term Loans hereunder to a Federal Reserve Bank in support of borrowings made by such Supplemental Credit Lender from such Federal Reserve Bank, or (ii) granting assignments or participation in such Supplemental Credit Lender's Term Loans and/or Term Committed Amount hereunder to its parent company and/or to any Affiliate of such Supplemental Credit Lender or to any existing Lender or Affiliate thereof.

        (b) Assignments. Each Supplemental Credit Lender may, with the prior
            -----------
     written consent of the Borrower and the Agent (provided that no consent of the Borrower shall be required during the existence and continuation of an Event of Default), which consent shall not be unreasonably withheld or delayed, assign all or a portion of its rights and obligations hereunder pursuant to an assignment agreement substantially in the form of Exhibit
                                                                      -------
     11.3 to one or more Eligible Assignees; provided that (i) any such
     ----                                    --------
     assignment shall be in a minimum aggregate amount of $5,000,000 of (A) the Revolving Loans and Term Loans or (B) the Revolving Committed Amount and Term Loan Committed Amount, and in integral multiples of $1,000,000 above such amount (or the remaining amount of (C) (I) the Revolving Loans and Term Loans or (II) the Revolving Committed Amount and Term Loan Committed Amount held by such Supplemental Credit Lender), (ii) each such assignment shall be of a constant, not varying, percentage of all of the assigning Supplemental Credit Lender's rights and obligations under the Term Loans being assigned and (iii) unless otherwise agreed to by the Borrower and the Agent, such Supplemental Credit Lender proposing to assign all or a portion of the Term Loan Committed Amount shall be required to assign to such Eligible Assignee or Assignees (to the extent held by such Supplemental Credit Lender) an identical percentage of Revolving Committed Amount of such Supplemental Credit Lender. Any assignment hereunder shall be effective upon (i) satisfaction of the conditions set forth above, (ii) delivery to the Agent of a duly executed assignment agreement together with a transfer fee of $3,500 payable to the Agent for its own account and (iii) the recordation of an appropriate entry with respect to such assignment in the Register pursuant to this Section 11.3. Upon the effectiveness of any such assignment, the assignee shall become a "Supplemental Credit Lender" for all purposes of this Credit Agreement and the other Supplemental Credit Documents and, to the extent of such assignment, the assigning Supplemental Credit Lender shall be relieved of its obligations hereunder to the extent of the Term Loans and Term Loan Committed Amount components being assigned. Along such lines the Borrower agrees that upon notice of any such assignment and surrender of the appropriate Term Loan Note or Term Loan Notes, it will promptly provide to the assigning Supplemental Credit Lender and to the assignee separate promissory notes in the amount of their respective interests substantially in the form of the original Term Loan Note or Term Loan Notes (but with notation thereon that it is given in substitution for and replacement of the original Term Loan Note or Term Notes or any replacement notes thereof).

     By executing and delivering an assignment agreement in accordance with this
     Section 11.3(b), the assigning Supplemental Credit Lender thereunder and the assignee thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows: (i) such assigning Supplemental Credit Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim; (ii) except as set forth in clause (i) above, such assigning Supplemental Credit Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Credit Agreement, any of the other Supplemental Credit Documents or any other instrument or document furnished pursuant hereto or thereto, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Credit Agreement, any of the other Supplemental Credit Documents or any other instrument or document furnished pursuant hereto or thereto or the financial condition of any Credit Party or the performance or observance by any Credit Party of any of its obligations under this Credit Agreement, any of the other Supplemental Credit Documents or any other instrument or document furnished pursuant hereto or thereto; (iii) such assignee represents and warrants that it is legally authorized to enter into such assignment agreement; (iv) such assignee confirms that it has received a copy of this Credit Agreement, the other Supplemental Credit Documents and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such assignment agreement; (v) such assignee will independently and without reliance upon the Agent, such assigning Supplemental Credit Lender or any other Supplemental Credit Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Credit Agreement and the other Supplemental Credit Documents; (vi) such assignee appoints and authorizes the Agent to take such action on its behalf and to exercise such powers under this Credit Agreement or any other Supplemental Credit Documents as are delegated to the Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all the obligations which by the terms of this Credit Agreement and the other Supplemental Credit Documents are required to be performed by it as a Supplemental Credit Lender.

       (c) Participations. Each Supplemental Credit Lender may sell, transfer,
           --------------
     grant or assign participations in all or any part of such Supplemental Credit Lender's rights, obligations or rights and obligations hereunder; provided that (i) such selling Supplemental Credit Lender
     --------
     shall remain a "Supplemental Credit Lender" for all purposes under this Credit Agreement (such selling Supplemental Credit Lender's obligations under the Credit Documents remaining unchanged) and the participant shall not constitute a Supplemental Credit Lender hereunder, (ii) no such participant shall have, or be granted, rights to approve any amendment or waiver relating to this Credit Agreement, or the other Supplemental Credit Documents except to the extent any such amendment or waiver would (A) reduce the principal of or rate of interest on or fees in respect of any Term Loans in which the participant is participating, (B) postpone the date fixed for any payment of principal (including extension of the Term Loan Maturity Date or the date of any mandatory prepayment), interest or fees in which the participant is participating, or (C) release all or substantially all of the collateral or guaranties (except as expressly provided in the Supplemental Credit Documents) supporting any of the Term Loans or Term Loan Committed Amount in which the participant is participating, (iii) sub-participations by the participant (except to an Affiliate, parent company or Affiliate of a parent company of the participant) shall be prohibited,
     (iv) any such participations shall be in a minimum aggregate amount of $5,000,000 of the (A) Revolving Loans and Term Loans or (B) the Revolving Committed Amount and Term Loan Committed Amount, as applicable, and in integral multiples of $1,000,000 in excess thereof and (v) unless otherwise agreed to by the Borrower and the Agent, such selling Supplemental Credit Lender proposing to grant or assign a participation in Term Loans shall be required to grant or assign a participation to such participant, in like percentage, of Revolving Loan Committed Amount of such Supplemental Credit Lender. In the case of any such participation, the participant shall not have any rights under this Credit Agreement or the other Supplemental Credit Documents (the participant's rights against the selling Supplemental Credit Lender in respect of such participation to be those set forth in the participation agreement with such Supplemental Credit Lender creating such participation) and all amounts payable by the Borrower hereunder shall be determined as if such Supplemental Credit Lender had not sold such participation; provided, however, that such participant shall be entitled
                    --------
     to receive additional amounts under Section 3.15 to the same extent that the Supplemental Credit Lender from which such participant acquired its participation would be entitled to the benefit of such cost protection provisions.

       (d) Registration. The Agent, acting for this purpose solely on behalf of
           ------------
     the Borrower, shall maintain a register (the "Register") for the recordation of the names and addresses of the Supplemental Credit Lenders and the principal amount of the Term Loans owing to each Supplemental Credit Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Agent and the Supplemental Credit Lenders shall treat each Person whose name is recorded in the Register as the owner of a Term Loan or other obligation hereunder for all purposes of this Credit Agreement and the other Supplemental Credit Documents, notwithstanding notice to the contrary. Any assignment of any Term Loan or other obligation hereunder shall be effective only upon appropriate entries with respect thereto being made in the Register. The Register shall be available for inspection by the Borrower or any Supplemental Credit Lender at any reasonable time and from time to time upon reasonable prior notice.

  11.4  NO WAIVER; REMEDIES CUMULATIVE.
        ------------------------------

  No failure or delay on the part of the Agent or any Supplemental Credit Lender in exercising any right, power or privilege hereunder or under any other Supplemental Credit Documents and no course of dealing between the Borrower or any Credit Party and the Agent or any Supplemental Credit Lender shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Supplemental Credit Documents preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies provided herein are cumulative and not exclusive of any rights or remedies which the Agent or any Supplemental Credit Lender would otherwise have. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Agent or the Supplemental Credit Lenders to any other or further action in any circumstances without notice or demand.

  11.5  PAYMENT OF EXPENSES; INDEMNIFICATION.
        ------------------------------------

  The Credit Parties agree to: (a) pay all reasonable out-of-pocket costs and expenses of (i) the Agent in connection with the negotiation, preparation, execution and delivery and administration of this Credit Agreement and the other Supplemental Credit Documents and the documents and instruments referred to therein (including, without limitation, the reasonable fees and expenses of Moore & Van Allen, special counsel to the Agent and the fees and expenses of counsel for the Agent in connection with collateral or foreign issues), and any amendment, waiver or consent relating hereto and thereto including, but not limited to, any such amendments, waivers or consents resulting from or related to any work-out, renegotiation or restructure relating to the performance by the Credit Parties under this Credit Agreement and (ii) the Agent and the Supplemental Credit Lenders in connection with enforcement of the Supplemental Credit Documents and the documents and instruments referred to therein (including, without limitation, in connection with any such enforcement, the reasonable fees and disbursements of counsel for the Agent and each of the Supplemental Credit Lenders) and (b) indemnify each Supplemental Credit Lender, its officers, directors, employees, representatives and agents from and hold each of them harmless against any and all losses, liabilities, claims, damages or expenses incurred by any of them as a result of, or arising out of, or in any way related to, or by reason of, any investigation, litigation or other proceeding (whether or not any Supplemental Credit Lender is a party thereto) related to (i) the entering into and/or performance of any Supplemental Credit Documents or the use of proceeds of any Term Loans (including other extensions of credit) hereunder or the consummation of any other transactions contemplated in any Supplemental Credit Documents, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding (but excluding any such losses, liabilities, claims, damages or expenses to the extent incurred by reason of gross negligence or willful misconduct on the part of the Person to be indemnified), (ii) any Environmental Claim and (iii) any claims for Non-Excluded Taxes.

  11.6  AMENDMENTS, WAIVERS AND CONSENTS.
        --------------------------------

  Neither this Credit Agreement, nor any other Credit Document, nor any of the terms hereof or thereof may be amended, changed, waived, discharged or terminated unless such amendment, change, waiver, discharge or termination is in writing and signed by the Required Lenders and the Credit Parties; provided that no such amendment, change, waiver,
                                --------
discharge or termination shall

          (a) without the consent of each Lender affected thereby:

                    (i) extend the final maturity of any Term Loan, or any portion thereof,

                    (ii) reduce the rate or extend the time of payment of interest (other than as a result of waiving the applicability of any post-default increase in interest rates) thereon or fees hereunder,

                    (iii)  reduce or waive the principal amount of any Term
          Loan,

                    (iv) increase the Commitment of a Lender over the amount thereof in effect (it being understood and agreed that a waiver of any Default or Event of Default or mandatory reduction in the Commitments shall not constitute a change in the terms of any Commitment of any Lender),

                    (v) release all or substantially all of the Collateral securing the Credit Party Obligations hereunder (provided that the Agent may, without consent from any other Lender, release any Collateral that is sold or transferred by a Credit Party in conformance with Section 8.5),

                    (vi) release the Borrower or substantially all of the other Credit Parties from its obligations under the Credit Documents,

                    (vii) amend, modify or waive any provision of this Section or Section 3.7, 3.9, 3.10, 3.11, 3.12, 3.13, 3.14, 3.15, 9.1(a), 11.2,
          11.3 or 11.5,

                    (viii) reduce any percentage specified in, or otherwise modify, the definition of Required Lenders, or

                    (ix) consent to the assignment or transfer by the Borrower (or another Credit Party) of any of its rights and obligations under (or in respect of) the Credit Documents except as permitted thereby; and

       (b) without the consent of Lenders holding in the aggregate more than 50% of the Term Loans, extend the time for or the amount or the manner of application of proceeds of any mandatory prepayment required by Section 3.3(b)(i), (ii), (iii), (iv) or (v) hereof. No provision of Section 11 may be amended without the consent of the Agent.

       (c) Notwithstanding the above, the right to deliver a Payment Blockage Notice (as defined in the Indenture) and the Payment Blockage Notice (as defined in the Second Indenture) shall reside solely with the Agent, and the Agent shall deliver a Payment Blockage

     Notice (as defined in the Indenture) and a Payment Blockage Notice (as defined in the Second Indenture) only upon the direction of the Required Lenders.

       (d) Notwithstanding the fact that the consent of all the Lenders is required in certain circumstances as set forth above, (x) each Lender is entitled to vote as such Lender sees fit on any bankruptcy reorganization plan that affects the Term Loans and each Lender acknowledges that the provisions of Section 1126(c) of the Bankruptcy Code supersedes the unanimous consent provisions set forth herein and (y) the Required Lenders may consent to allow a Credit Party to use cash collateral in the context of a bankruptcy or insolvency proceeding.

  11.7  COUNTERPARTS.
        ------------

  This Credit Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Credit Agreement to produce or account for more than one such counterpart.

  11.8  HEADINGS.
        --------

  The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Credit Agreement.

  11.9  DEFAULTING LENDER.
        -----------------

  Each Supplemental Credit Lender understands and agrees that if such Supplemental Credit Lender is a Defaulting Lender then it shall not be entitled to vote on any matter requiring the consent of the Required Lenders or to object to any matter requiring the consent of all the Lenders; provided, however, that all other benefits and obligations under the Supplemental Credit Documents shall apply to such Defaulting Lender.

  11.10  SURVIVAL OF INDEMNIFICATION AND REPRESENTATIONS AND WARRANTIES.
         --------------------------------------------------------------

  All indemnities set forth herein and all representations and warranties made herein shall survive the execution and delivery of this Credit Agreement, the making of the Term Loans, the repayment of the Term Loans and other obligations and the termination of the Term Loan Committed Amount hereunder.

  11.11  GOVERNING LAW; VENUE.
         --------------------

          (a) THIS CREDIT AGREEMENT AND THE OTHER SUPPLEMENTAL CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TENNESSEE. Any legal action or proceeding with respect to this Credit Agreement or any other Credit

     Document may be brought in the courts of the State of North Carolina or the State of Tennessee or of the United States for the Western District of North Carolina or the Eastern District of Tennessee, and, by execution and delivery of this Credit Agreement, each Credit Party hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of such courts. Each Credit Party further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address for notices pursuant to Section 11.1, such service to become effective 30 days after such mailing. Nothing herein shall affect the right of a Lender to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against a Credit Party in any other jurisdiction.

       (b) Each Credit Party hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Credit Agreement or any other Supplemental Credit Documents brought in the courts referred to in subsection (a) hereof and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

  11.12  WAIVER OF JURY TRIAL.
         --------------------

  EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OF THE OTHER SUPPLEMENTAL CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY.

  11.13  TIME.
         ----

  All references to time herein shall be references to Eastern Standard Time or Eastern Daylight Time, as the case may be, unless specified otherwise.

  11.14  SEVERABILITY.
         ------------

  If any provision of any of the Supplemental Credit Documents is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

  11.15  ENTIRETY.
         --------

  This Credit Agreement together with the other Supplemental Credit Documents represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Supplemental Credit Documents or the transactions contemplated herein and therein.

11.16  BINDING EFFECT; AMENDMENT AND RESTATEMENT OF PRIOR SUPPLEMENTAL CREDIT
       ----------------------------------------------------------------------
AGREEMENT; FURTHER ASSURANCES.
-----------------------------

  This Credit Agreement shall become effective at such time when all of the conditions set forth in Section 5.1 of the New Credit Agreement have been satisfied or waived by the Lenders and it shall have been executed by the Borrower, the Guarantors and the Agent, and the Agent shall have received copies hereof (telefaxed or otherwise) which, when taken together, bear the signatures of each Supplemental Credit Lender, and thereafter this Credit Agreement shall be binding upon and inure to the benefit of the Borrower, the Guarantors, the Agent and each Supplemental Credit Lender and their respective successors and assigns. The Credit Parties and the Supplemental Credit Lenders each hereby agrees that, at such time as this Credit Agreement shall have become effective pursuant to the terms of the immediately preceding sentence, (a) the Existing Supplemental Credit Agreement automatically shall be deemed amended and restated in its entirety by this Credit Agreement, and all obligations and indemnifications outstanding under the Existing Supplemental Credit Agreement shall be governed by the terms of this Credit Agreement (as such obligations or commitments may be modified or amended hereunder), and (b) all of the promissory notes executed by the Borrower in connection with the Existing Supplemental Credit Agreement automatically shall be substituted and replaced by the amended and restated promissory notes executed in connection with this Credit Agreement. The Borrower further agrees, upon the request of the Agent and/or the Required Lenders, to promptly take such actions, as reasonably requested, as are appropriate to carry out the intent of this Credit Agreement and the other Credit Documents, including, but not limited to, such actions as are reasonably necessary to ensure that the Agent, for the benefit of the Lenders, has a perfected security interest in all Collateral securing the Credit Party Obligations, subject to no Liens other than Permitted Liens.

  Each of the parties hereto has caused a counterpart of this Credit Agreement to be duly executed and delivered as of the date first above written.

BORROWER:
--------
                                    CHATTEM, INC.,
                                    a Tennessee corporation


                                    By: /s/ A. Alexander Taylor II
                                        --------------------------
                                    Name: A. Alexander Taylor II
                                          ------------------------
                                    Title: President
                                          ------------------------

GUARANTOR:                          SIGNAL INVESTMENT & MANAGEMENT CO.,
---------                           a Delaware corporation



                                    By: /s/ A. Alexander Taylor II
                                        --------------------------
                                    Name: A. Alexander Taylor II
                                          ------------------------
                                    Title: President
                                          ------------------------

SUPPLEMENTAL CREDIT
-------------------
LENDERS:
-------

                                    NATIONSBANK, N.A.,
                                    individually in its capacity as a
                                    Supplemental Credit Lender and
                                    in its capacity as Agent


                                    By: /s/ Lawrence M. Richey
                                        --------------------------

                                    Name: Lawrence M. Richey
                                          ------------------------

                                    Title: Senior Vice President
                                           -----------------------
                                    [signatures of other lenders]


                                      S-2